       As filed with the Securities and Exchange Commission on February 25, 2005
                                                     1933 Act File No. 333-98485


                                                     1940 Act File No. 811-21186

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]


         Pre-Effective Amendment No.                                   [ ]

         Post-Effective Amendment No.       3                          [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]

         Amendment No.                      4                          [X]



                        WILLIAMS CAPITAL MANAGEMENT TRUST
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   650 Fifth Avenue, New York, New York 10019
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 373-4240
                                 --------------
              (Registrant's Telephone Number, including Area Code)

(Name and Address of Agent for Service)

Sidley Austin Brown & Wood LLP
Frank P. Bruno
787 Seventh Avenue
New York, New York 10019


It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
         [X] on February 27, 2005  pursuant to paragraph (b) of Rule 485
         [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
         [ ] on _______________ pursuant to paragraph (a)(1) of Rule 485
         [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
         [ ] on _______________ pursuant to paragraph (a)(2) of Rule 485

                                ---------------

                                WILLIAMS CAPITAL
                               LIQUID ASSETS FUND

                                ---------------

        A SERIES OF THE WILLIAMS CAPITAL MANAGEMENT TRUST (THE "TRUST")

                                   PROSPECTUS

                              INSTITUTIONAL SHARES

              INVESTMENT ADVISER: WILLIAMS CAPITAL MANAGEMENT, LLC

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEBRUARY 27, 2005

TABLE OF CONTENTS


FUND SUMMARY
     Investment Objective.............................     3
     Primary Investment Strategy......................     3
     Key Risks........................................     3
     Disclosure of Portfolio Holdings.................     3
     Performance Information..........................     4
     Expenses and Fees................................     4
FUND BASICS
     Investment Details...............................     6
     Other Risks and Considerations...................     8
     Valuing Shares...................................     8
     Market Timing....................................     9
SHAREHOLDER INFORMATION
     Buying Shares....................................    10
     Selling Shares...................................    12
     Dividends, Capital Gains and Taxation............    14
FUND MANAGEMENT
     Board of Trustees................................    16
     The Adviser......................................    16
     Financial Highlights.............................    18
PRIVACY POLICY
     Notice of Privacy Policy and Practices...........    19

MONEY MARKET FUND RULES


    To be called a money market fund, a mutual fund must operate within strict Federal rules. Designed to help maintain a $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of these rules are:





    - Individual securities must have remaining maturities of no more than 397 days.





    - The dollar-weighted average maturity of the fund's holdings cannot exceed 90 days; a "AAA" rated fund must restrict this to 60 days.





    - All securities must be in the top two credit grades for short-term securities.





    - All securities must be denominated in U.S. dollars.





    THE FUND INTENDS TO MAINTAIN AN AAA RATING FROM ONE OR MORE NATIONAL RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSRO).





    THE FUND WILL MAINTAIN A MAXIMUM 60-DAY WEIGHTED AVERAGE MATURITY ALONG WITH OTHER GUIDELINES AS REQUIRED BY THE NRSRO.


FUND SUMMARY

INVESTMENT OBJECTIVE
  The Williams Capital Liquid Assets Fund (the "Fund") is a money market fund that seeks to provide its shareholders with a level of current income that is consistent with the goals of preservation of capital and liquidity.

PRIMARY INVESTMENT STRATEGY
  The Fund invests in high-grade money market instruments including, but not limited to, U.S.
Government obligations, bank obligations, commercial paper instruments and repurchase agreements.
KEY RISKS
  All money market instruments may change in value in response to changes in interest rates.
The prices of money market securities owned by the Fund generally rise when interest rates fall and fall when interest rates rise. As a result, a significant increase in interest rates could cause the value of your investment to decline.
  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS


  A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information
("SAI").

    MANAGEMENT FEES: Fees paid to the investment advisor for portfolio management services.

    DISTRIBUTION FEES: A method of charging distribution-related expenses against Fund assets.

    SHAREHOLDER SERVICING FEES: Fees that are paid to the investment adviser and/or its affiliates for shareholder account service and maintenance.

    OTHER EXPENSES: Include administration, transfer agency and custody expenses, professional fees and registration fees.

PERFORMANCE INFORMATION
  The yield below reflects the effect of the contractual fee waivers and expense reimbursements by the Williams Capital Management, LLC (the "Adviser"). If the contractual fee waivers and expense reimbursements had not been in effect, the yield would have been lower.

7-DAY YIELD
  For the Period Ended December 31, 2004:


                                             CURRENT
                                             -------
Institutional Shares.......................     2.01%


  Current yield information for the Institutional Shares is available toll-free by calling (866)-WCM-FUND.

EXPENSES AND FEES
  This table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.


SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load)
  (as a % of offering
  price)...................    None
Maximum Deferred Sales
  Charge (Load)............    None
Maximum Sales Charge (Load)
  (Reinvested Dividends)...    None
Redemption Fee.............    None
Exchange Fee...............    None
Maximum Account Fee........    None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES DEDUCTED FROM FUND
  ASSETS):
Management Fees............   0.12%
Distribution (12b-1)
  Fees.....................    None
Shareholder Servicing
  Fees.....................    None
Other Expenses.............   0.19%
                             ------
Total Annual Fund Operating
  Expenses.................   0.31%
                             ======
Less Waivers and
  Reimbursements*..........  (0.11%)
                             ------
Total Annual Fund Operating
  Expenses**...............   0.20%
                             ======


------------
  * The Adviser has contractually agreed to cap the Fund level operating expenses (Advisory Fees and Other Expenses) of the Institutional Shares at 0.20% (on an annualized basis) of the Institutional Shares' average daily net assets.
 ** The Adviser's contractual agreement to cap the Fund level operating expenses of the Institutional Shares will expire on March 1, 2006.

EXAMPLE
  This Example is intended to help you compare the cost of investing in the Institutional Shares of the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has 5% return and that the Institutional Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$20        $89      $163       $382

 IMPORTANT DEFINITIONS


   ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts, credit card receivables or mortgages.


   COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.


   LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.


   REPURCHASE AGREEMENT: A type of short-term investment. A dealer sells securities to the Fund and agrees to buy them back on a predetermined date and at a predetermined price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.


   VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.


   DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must redeem the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the Fund, the more weight it gets in calculating this average.


   ZERO-COUPON BONDS: A bond with no periodic interest payments which is sold at a discount from the face value of the bond.


   MASTER NOTES: Master notes are unsecured obligations that are redeemable upon demand.


FUND BASICS
INVESTMENT DETAILS
  The Fund invests in a broad range of money market instruments including, but not limited to, U.S. Government obligations, bank obligations, commercial paper instruments and repurchase agreements.
Obligations held by the Fund will be
"eligible securities" as defined in Rule
2a-7 under the Investment Company Act of
1940, as amended (the "1940 Act"), which regulates money market mutual funds.

  The Fund will invest only in high-quality money market instruments including, but not limited to, commercial paper, master notes, asset-backed and mortgage-backed securities, and other short-term corporate instruments that are either rated in the highest short-term rating category (as well as graded within the category) by one or more nationally-recognized statistical rating organizations or are of comparable quality to securities having such ratings.
Additionally, the Fund may purchase
securities issued or guaranteed as to
principal or interest by the U.S. Government or any of its agencies.

  The Fund may invest in asset-backed or
mortgage-backed securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets such as motor vehicle receivables, credit card receivables, mortgages, or other assets.

  The Fund may invest in variable rate demand notes, among other variable or floating rate instruments that ultimately mature in more than 397 days.

  The Fund may invest in repurchase agreements with banks and broker-dealers. Repurchase agreements are arrangements in which banks and broker-dealers sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. These transactions must be fully collateralized at all times.

  The Fund may, when deemed appropriate, invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money-market instruments in which the Fund may invest.

  The Adviser measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the Adviser will decide what to do with the security pursuant to procedures adopted by the Trust's Board of Trustees.

  Investment objective and investment policies or practices of the Fund that are not designated as fundamental may be changed by the Trust's Board of Trustees without shareholder approval. The Fund's additional fundamental and non-fundamental investment policies are described in the Statement of Additional Information. Additionally, a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

 NET ASSET VALUE: The value of everything the Fund owns, minus everything it owes, divided by the number of shares held by shareholders.


OTHER RISKS AND CONSIDERATIONS
  In addition to the risk of interest rate change discussed above, other risks could affect performance of the Fund such as:
  - The Adviser could select investments that underperform investments of other comparable funds;
  - An issuer of a security held by the Fund could default on its obligation to repay interest or principal;
  - The counterparty to a repurchase agreement or other transaction could default on its obligations;
  - The potential for capital appreciation for investments in floating or variable rate securities is less than fixed-rate obligations as interest rates decrease;
  - The Fund may lose interest income if an issuer exercises its right to pay principal on a mortgage-backed or asset-backed security earlier than expected; and
  - Over time, the real value of the Fund's yield may be eroded by inflation.

VALUING SHARES
  A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value ("NAV") per share is $1.00. When you buy Institutional Shares you pay the NAV per share. Although the Fund seeks to maintain a NAV of $1.00 per share by valuing its portfolio of securities using the amortized cost method and complying with Rule 2a-7 under the 1940 Act, there is no guarantee it will be able to do so.


  NAV is calculated separately for each class of shares of the Fund as of 3:30 p.m. Eastern time on each day both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of New York are open. Shares will not be priced on days when either the NYSE or the Federal Reserve Bank of New York is closed.



  Currently, the Fund only offers Institutional Shares. Institutional Shares are described in this Prospectus.

MARKET TIMING
  Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board of Trustees has evaluated the risks of market timing activities by the Fund's shareholders and has determined that due to the (i) Fund's use of the amortized cost methodology of maintaining the Fund's NAV at $1.00 each day, (ii) nature of the Fund's portfolio holdings, and the (iii) nature of the Fund's shareholders, it is unlikely that (a) market timing would be attempted by the Fund's shareholders or (b) any attempts to market time the Fund by shareholders would result in negative impact to the Fund or its shareholders. As result, the Board of Trustees has not adopted a market timing policy for the Fund.

PROPER FORM. A purchase order or a redemption request is in "proper form" upon receipt of Federal funds and when all required documents are properly completed, signed and received by the Fund. Additionally, when completing a new account application, you will be required to supply the Fund with information such as your tax identification number, that will assist the Fund in verifying your identity, as required by Federal law. If you are unable to provide sufficient information to verify your identity, the Fund will not open an account for you. As required by law, the Fund may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct.


SHAREHOLDER INFORMATION
  This section describes how to do business with the Fund.

HOW TO REACH THE FUND

By Telephone:  (866) WCM-FUND
By Mail:       Williams Capital Management Trust
               Williams Capital Liquid Assets Fund
               650 Fifth Avenue, 11th floor
               New York, NY 10019

BUYING SHARES

  Shares of the Fund are sold at the NAV (generally $1.00) next determined after receipt of a purchase order in "proper form." Purchase offers are accepted on any day on which both the NYSE and the Federal Reserve Bank of New York are open ("Fund Business Day"). The Fund does not determine its NAV, and purchase orders are not accepted on the days those institutions observe the following holidays:
New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

METHODS FOR PURCHASING SHARES
  You may purchase shares of the Fund by the following methods:
  - BY TELEPHONE. You may open an account when placing an initial order by telephone, provided you thereafter submit a registration form by mail. A registration form is available by calling (866) WCM-FUND.
  - THROUGH A FINANCIAL INSTITUTION. You may purchase shares through a broker-dealer, financial adviser or other financial institution (each, an "Institution") that has entered into an agreement with the Fund or the Distributor to purchase Institutional Shares.

  - BY MAIL. You may open an account directly by completing, signing and mailing a registration form and a check made payable to the Williams Capital Liquid Assets Fund to:

          Williams Capital Management Trust
          Williams Capital Liquid Assets Fund
          650 Fifth Avenue, 11th floor
          New York, NY 10019


  - BY WIRE. To purchase shares of the Fund by Federal Reserve wire, call the Adviser at (866) WCM-FUND. If the Adviser receives a completed purchase order in proper form before 3:30 p.m. Eastern time (the "Cut-Off Time") you will begin to earn dividends the same Fund Business Day. If the NYSE closes early or the Bond Market Association recommends that the government securities markets close early, the Fund may advance the time at which the Adviser must receive notification of orders for purposes of determining eligibility for dividends on that day. For information on additional purchase options, please contact the Adviser at (866) WCM-FUND.


    Investors who place orders after the Cut-Off Time become entitled to dividends on the following Fund Business Day.

    The following procedure will help assure prompt receipt of your Federal funds wire:
          A. Telephone the Adviser toll free at (866) WCM-FUND and provide the following information:
               - Your name
               - Address
               - Telephone number
               - Taxpayer ID number
               - The amount being wired
               - The identity of the bank wiring funds
        You will then be provided with a Fund account number. (Investors with existing accounts must also notify the Adviser before wiring funds.)
          B. Instruct your bank to wire the specified amount to the Fund as follows:

               The Bank of New York


               Account Name: Williams Capital Liquid Assets Fund


               Account Number: 0000128150


               ABA Number: 021-000-018


               Ref: [Shareholder Name and Account Number]

  To protect the Fund's performance and shareholders, the Adviser discourages frequent trading in response to short-term fluctuations. The Fund reserves the right to refuse any investment that, in its sole discretion, would disrupt the Fund's management.


  The Fund and the Adviser each reserves the right to reject any purchase order for any reason.

SHARE CERTIFICATES

  BISYS Fund Services Ohio, Inc. (the "Transfer Agent") maintains a share account for each shareholder. The Fund does not issue share certificates.


ACCOUNT STATEMENTS
  Monthly account statements are sent to investors to report transactions such as purchase and redemptions as well as dividends paid during the month. When share purchases are effected through an Institution, confirmations of the share purchases and monthly account statements will be sent to the Institution involved.

MINIMUM INVESTMENT REQUIRED
  The minimum initial investment in Institutional Shares of the Fund is $5,000,000. There is no minimum subsequent investment. The Adviser reserves the right to waive the minimum investment requirement.

  Due to the cost to the Fund of maintaining smaller accounts, the Fund reserves the right to redeem, upon 60 days' written notice, all shares in an account with an aggregate net asset value of less than $1,000,000 unless an investment is made to restore the minimum value.

SELLING SHARES

  You may redeem your shares without charge at the NAV next determined after the Fund receives your redemption request in proper form. The Fund will pay the proceeds of the withdrawal either in Federal funds or in securities ("in-kind") at the discretion of the Adviser, normally on the same Fund Business Day if the redemption order is received prior to the 3:30 p.m. NAV calculation and the next Fund Business Day if the redemption order is received after the 3:30 p.m. NAV calculation, but in any event no more than seven days after the withdrawal. The Fund may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as fifteen days. The right of any shareholder to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

  The Fund reserves the right to make payment in-kind rather than cash for amounts redeemed by a shareholder in any 90-day period in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemptions in-kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you might have to pay brokerage charges.

METHODS FOR SELLING SHARES
  You may sell shares of the Fund by the following methods:
  - BY TELEPHONE.  You may redeem your shares by telephoning the Adviser at
    (866) WCM-FUND. You must provide the Adviser with your account number and the exact name in which the shares are registered. A redemption by telephone may be made ONLY if the telephone redemption authorization has been completed on a registration form provided by the Adviser. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Adviser will follow reasonable procedures to confirm that such instructions are genuine. If such procedures are followed, neither the Adviser nor the Fund will be liable for any losses due to unauthorized or fraudulent redemption requests.

    In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Adviser by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

  - WRITTEN REQUESTS.  Redemption requests may be made by writing to:

               Williams Capital Management Trust
               Williams Capital Liquid Assets Fund
               650 Fifth Avenue, 11th floor
               New York, NY 10019

     Written requests must be in proper form. You will need to provide the exact name in which the shares are registered, the Fund name, account number, and the share or dollar amount requested.

     A signature guarantee is required for any written redemption request and for any instruction to change the shareholder's record name or address, a designated bank account, the dividend election, or the telephone redemption or other option elected on an account. Signa-ture guarantees may be provided by an eligible institution acceptable to the Adviser, including a bank, a broker, a dealer, national securities exchange, a credit union, or a savings association which is authorized to guarantee signatures. Other procedures may be implemented from time to time.


  If the Fund receives your redemption request in proper form before 3:30 p.m. Eastern time, the Fund will normally wire payment to you on the same Fund Business Day. If your redemption request is received in proper form after 3:30 p.m. Eastern time, payment is normally wired the next Fund Business Day.


  The Adviser may request additional documentation to establish that a redemption request has been authorized, and that proper documentation has been submitted to the Fund.

  The Fund may temporarily stop redeeming shares if trading on the NYSE is restricted, an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets or the Securities and Exchange Commission orders the Fund to suspend redemptions.

DIVIDENDS, CAPITAL GAINS AND TAXATION

DIVIDENDS

  Dividends are declared daily and paid monthly, following the close of the last Fund Business Day of the month. Purchase orders received in proper form before 3:30 p.m. Eastern time begin earning dividends that day. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by contacting the Fund. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Fund. All dividends and other distributions are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund. If no election is made, all dividends and distributions will be reinvested.


CAPITAL GAINS DISTRIBUTIONS
  Net realized short-term capital gains, if any, will be distributed whenever the Trustees determine that such distributions would be in the best interest of the shareholders, which will be at least once per year. The Fund does not anticipate that it will realize any long-term capital gains, but should they occur, they also will be distributed at least once every 12 months.

TAXATION
  Dividends paid by the Fund out of its net investment income (including net realized short-term capital gains) generally are taxable to the shareholders of the Fund as ordinary income. Distributions of net long-term capital gains, if any, realized by the Fund are taxable to the shareholders as long-term capital gains, regardless of the length of time the shareholder may have held shares in the Fund at the time of distribution. The tax rate on certain dividend income and long term capital gain applicable to individuals has been reduced. However, to the extent the Fund's distributions are derived from income on short-term debt securities and short-term capital gains, the Fund's distributions will not be eligible for this reduced dividend tax rate.

  Distributions are subject to Federal income tax when they are paid, whether received in cash or reinvested in shares of the Fund. Distributions declared in October, November or December and paid in January, however, are taxable as if paid on December 31st.

  If you redeem Fund shares you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

  If you are neither a lawful resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

  The Fund is required by Federal law to withhold 28% of reportable payments (which may include dividends and capital gain distributions) paid to a non-corporate shareholder unless that shareholder certifies in writing that the social security or other taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.

  Dividends of ordinary income and distributions of capital gains may also be subject to state and local taxes.

  Some states and localities do not tax dividends paid on shares of the Fund that are attributable to interest from U.S. Government obligations (but not necessarily interest earned on repurchase agreements).

  Reports containing appropriate information with respect to the Federal income tax status of dividends, distributions and redemptions, including the proportions attributable to capital gains and interest on U.S. Government obligations, paid during the year by the Fund will be mailed to shareholders shortly after the close of each calendar year.

  The foregoing is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. The Statement of Addi-tional Information contains a more detailed discussion. Because other Federal, state or local considerations may apply, investors are urged to consult their tax advisors.

FUND MANAGEMENT

BOARD OF TRUSTEES
  The business of the Trust and the Fund is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Fund and meets regularly to review the Fund's performance, monitor its investment activities and practices, and review other matters affecting the Fund and the Trust. Additional information regarding the Trustees, as well as the Trust's executive officers, may be found in the Statement of Additional Information under the heading "Management of the Fund." The Trust's Board of Trustees is comprised of Christopher J. Williams, Dail St. Claire, Desmond G. FitzGerald, Brian J. Heidtke, John E. Hull and Marc P. Weill.

THE ADVISER

  Williams Capital Management, LLC (the "Adviser") serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. The Adviser's address is 650 Fifth Avenue, 11th Floor, New York, New York 10019. Subject to the general control of the Trust's Board of Trustees, the Adviser manages the Fund, including the purchase, retention and disposition of its securities and other assets. The Adviser is a limited liability company organized under the laws of the State of Delaware on January 31, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser focuses on short-term fixed income investment strategies and as of January 31, 2005 had approximately $519 million in assets under management. The Adviser is wholly-owned by The Williams Capital Group L.P., a Delaware limited partnership.


  Christopher J. Williams is Chairman and Chief Executive Officer of the Adviser and holds a controlling interest in The Williams Capital Group, L.P. Dail St. Claire is the Managing Director of the Adviser.

  For its services, the Adviser is entitled to receive a fee at an annual rate equal to 0.12% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fee and/or reimburse the Institutional Shares' expenses to the extent necessary to maintain the Institutional Shares' fund level operating expenses at 0.20% of the Institutional Shares' average daily net assets (the "Expense Limitation"). The Expense Limitation will expire on March 1, 2006.


  The Adviser may make payments, out of the Adviser's own assets, for distribution and/or administration services related to the Fund, to broker-dealers, financial intermediaries, record keepers and other service providers. For the year ended October 31, 2004, the Adviser paid $10,000 for such services.


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS


  The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years or the period of the Fund's operations. Certain information reflects financial results for a single share of the Institutional Shares. The total return in the table represents the rate that an investor would have earned on an investment in the Fund's Institutional Shares (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.

-------------------------------------------------------------------------


                                                YEAR ENDED    PERIOD ENDED
             FINANCIAL HIGHLIGHTS               OCTOBER 31,   OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     2004         2003(A)
----------------------------------------------  -----------   ------------
Net asset value, beginning of period..........   $   1.00       $   1.00
                                                 --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................      0.011          0.008
Net realized gain on investments..............       0.00(c)        0.00(c)
                                                 --------       --------
Total from investment operations..............      0.011          0.008
                                                 --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income..........     (0.011)        (0.008)
Distributions from net realized gains.........     (0.000)(c)     (0.000)(c)
                                                 --------       --------
Total distributions...........................     (0.011)        (0.008)
                                                 --------       --------
Net Asset Value, end of period................   $   1.00       $   1.00
                                                 ========       ========
TOTAL RETURN(b)...............................       1.09%          0.81%
                                                 ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)..........   $411,535       $175,960
Ratio of operating expenses to average net
  assets......................................       0.20%          0.20%(d)
Ratio of net investment income to average net
  assets......................................       1.14%          1.01%(d)
Ratio of operating expenses to average net
  assets without expense waivers and
  reimbursements..............................       0.31%          0.46%(d)


------------

(a) The Williams Capital Liquid Assets Fund -- Institutional Shares commenced operations on January 15, 2003.


(b) Total return represents aggregate total return for the period indicated and is not annualized.


(c) Amount represents less than $0.001 per share.

(d) Annualized.


See notes to financial statements.

NOTICE OF PRIVACY POLICY AND PRACTICES

COMMITMENT TO SHAREHOLDER PRIVACY
  Williams Capital Management Trust (the "Trust") recognizes and respects the privacy expectations of each of our shareholders. We believe the confidentiality and protection of shareholder information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Trust.

COLLECTION AND DISCLOSURE OF SHAREHOLDER INFORMATION
  The Trust collects, retains and uses shareholder information only where we reasonably believe it would be useful to the shareholder and allowed by law. We only use such information to enhance, evaluate or modify a shareholder's relationship with the Trust -- to administer shareholder accounts, or to identify specific financial needs and to provide shareholders with information about the Trust and related products and services. We do not sell personal information about shareholders to third parties for their independent use. Shareholder information collected by, or on behalf, of the Trust generally comes from the following sources:

  - account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or shareholders inquiring about the Trust;
  - transaction history of a shareholder's account; or
  - third parties.

                      THIS IS NOT PART OF THE PROSPECTUS.

  We may disclose shareholder information to third parties that are not affiliated with the Trust:

  - as permitted by law, for example to service providers who maintain or service shareholder accounts for the Fund or to a shareholder's broker or agent; or
  - to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF SHAREHOLDER INFORMATION
  We require service providers to the Fund:

  - to maintain policies and procedures designed to assure only appropriate access to information about shareholders of the Fund;
  - to limit the use of information about shareholders of the Fund to the purposes for which the information was disclosed or as otherwise permitted by law; and
  - to maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of shareholders of the Fund.

                      THIS IS NOT PART OF THE PROSPECTUS.

  For more information about WILLIAMS CAPITAL LIQUID ASSETS FUND:


  The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


  The SAI and the Fund's annual and semi-annual reports are available, without charge, upon request by calling (866) WCM-FUND.

  Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov; copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Dail St. Claire, President
Williams Capital Liquid Assets Fund
Williams Capital Management Trust
650 Fifth Avenue, 11th Floor
New York, NY 10019

  The Williams Capital Management Trust's Investment Company Act File Number is 811-21186.

                                ---------------

                                WILLIAMS CAPITAL
                               LIQUID ASSETS FUND

                                ---------------

        A SERIES OF THE WILLIAMS CAPITAL MANAGEMENT TRUST (THE "TRUST")

                                   PROSPECTUS

                                 SERVICE SHARES

              INVESTMENT ADVISER: WILLIAMS CAPITAL MANAGEMENT, LLC

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEBRUARY 27, 2005

TABLE OF CONTENTS


FUND SUMMARY
     Investment Objective..............................     3
     Primary Investment Strategy.......................     3
     Key Risks.........................................     3
     Disclosure of Portfolio Holdings..................     3
     Performance Information...........................     3
     Expenses and Fees.................................     4
FUND BASICS
     Investment Details................................     5
     Other Risks and Considerations....................     6
     Valuing Shares....................................     7
     Market Timing.....................................     7
SHAREHOLDER INFORMATION
     Buying Shares.....................................     8
     Selling Shares....................................    10
     Distribution Arrangements.........................    12
     Dividends, Capital Gains and Taxation.............    12
FUND MANAGEMENT
     Board of Trustees.................................    14
     The Adviser.......................................    14
PRIVACY POLICY
     Notice of Privacy Policy and Practices............    16

FUND SUMMARY

INVESTMENT OBJECTIVE
  The Williams Capital Liquid Assets Fund (the "Fund") is a money market fund that seeks to provide its shareholders with a level of current income that is consistent with the goals of preservation of capital and liquidity.

PRIMARY INVESTMENT STRATEGY
  The Fund invests in high-grade money market instruments including, but not limited to, U.S. Government obligations, bank obligations, commercial paper instruments and repurchase agreements.

KEY RISKS
  All money market instruments may change in value in response to changes in interest rates. The prices of money market securities owned by the Fund generally rise when interest rates fall and fall when interest rates rise. As a result, a significant increase in interest rates could cause the value of your investment to decline.

  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


DISCLOSURE OF PORTFOLIO HOLDINGS


  A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").


PERFORMANCE INFORMATION
  Performance information for the Service Shares has been omitted because the Service Shares have not commenced investment operations as of the date of this Prospectus. Current yield information for the Fund is available toll free by calling (866) WCM-FUND.

EXPENSES AND FEES
  This table describes the fees and expenses you may pay if you buy and hold Service Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT):
Maximum Sales Charge (Load)
  (as a % of offering
  price)......................  None
Maximum Deferred Sales Charge
  (Load)......................  None
Maximum Sales Charge (Load)
  (Reinvested Dividends)......  None
Redemption Fee................  None
Exchange Fee..................  None
Maximum Account Fee...........  None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES DEDUCTED FROM FUND
  ASSETS):
Management Fees...............  0.12%
Distribution (12b-1) Fees*....  0.25%
Shareholder Servicing
  Fees**......................  None
Other Expenses................  0.19%
                                ----
Total Annual Fund Operating
  Expenses....................  0.56%
                                ----
Less Waivers and
  Reimbursements***...........  (0.11%)
                                ----
Total Annual Fund Operating
  Expenses****................  0.45%
                                ====


------------
   * The Fund's Distribution Plan pursuant Rule 12b-1 (the "Rule 12b-1 Plan") provides for payments at an annual rate of up to 0.30% of the Service Shares' average daily net assets. Until March 1, 2006, the Fund intends to make payments under the Rule 12b-1 Plan at an annual rate of 0.25% of the Service Shares' average daily net assets.
  ** The Fund's Shareholder Servicing Plan (the "Service Plan") provides for payments at an annual rate of up to 0.25% of the Service Shares' average daily net assets. Until March 1, 2006, the Fund does not intend to make any payments under the Service Plan.

 *** The Adviser has contractually agreed to cap the Fund level operating expenses (Advisory Fees and Other Expenses) of the Service Shares at 0.45% (on an annualized basis) of the Service Shares' average daily net assets.

**** The Adviser's contractual agreement to cap the Fund level operating expenses of the Service Shares will expire on March 1, 2006.

EXAMPLE
  This Example is intended to help you compare the cost of investing in the Service Shares of the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has 5% return and that the Service Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $46      $168      $302       $691


FUND BASICS

INVESTMENT DETAILS
  The Fund invests in a broad range of money market instruments including, but not limited to, U.S. Government obligations, bank obligations, commercial paper instruments and repurchase agreements. Obligations held by the Fund will be "eligible securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which regulates money market mutual funds.

  The Fund will invest only in high-quality money market instruments including, but not limited to, commercial paper, master notes, asset-backed and mortgage-backed securities, and other short-term corporate instruments that are either rated in the highest short-term rating category (as well as graded within the category) by one or more nationally-recognized statistical rating organizations or are of comparable quality to securities having such ratings. Additionally, the Fund may purchase securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies.

  The Fund may invest in asset-backed or mortgage-backed securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets such as motor vehicle receivables, credit card receivables, mortgages, or other assets.

  The Fund may invest in variable rate demand notes, among other variable or floating rate instruments that ultimately mature in more than 397 days.

  The Fund may invest in repurchase agreements with banks and broker-dealers. Repurchase agreements are arrangements in which banks and broker-dealers sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. These transactions must be fully collateralized at all times.

  The Fund may, when deemed appropriate, invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money-market instruments in which the Fund may invest.

  The Adviser measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the Adviser will decide what to do with the security pursuant to procedures adopted by the Trust's Board of Trustees.

  Investment objective and investment policies or practices of the Fund that are not designated as fundamental may be changed by the Trust's Board of Trustees without shareholder approval. The Fund's additional fundamental and non-fundamental investment policies are described in the Statement of Additional Information. Additionally, a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

OTHER RISKS AND CONSIDERATIONS
  In addition to the risk of interest rate change discussed above, other risks could affect performance of the Fund such as:

  - The Adviser could select investments that underperform investments of other comparable funds;
  - An issuer of a security held by the Fund could default on its obligation to repay interest or principal;
  - The counterparty to a repurchase agreement or other transaction could default on its obligations;
  - The potential for capital appreciation for investments in floating or variable rate securities is less than fixed-rate obligations as interest rates decrease;
  - The Fund may lose interest income if an issuer exercises its right to pay principal on a mortgage-backed or asset-backed security earlier than expected; and
  - Over time, the real value of the Fund's yield may be eroded by inflation.

VALUING SHARES
  A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value ("NAV") per share is $1.00. When you buy Service Shares you pay the NAV per share. Although the Fund seeks to maintain a NAV of $1.00 per share by valuing its portfolio of securities using the amortized cost method and complying with Rule 2a-7 under the 1940 Act, there is no guarantee it will be able to do so.


  NAV is calculated separately for each class of shares of the Fund as of 3:30 p.m. Eastern time on each day both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of New York are open. Shares will not be priced on days when either the NYSE or the Federal Reserve Bank of New York is closed.



  Currently, the Fund only offers Institutional Shares. Service Shares are described in this Prospectus.


MARKET TIMING
  Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board of Trustees has evaluated the risks of market timing activities by the Fund's shareholders and has determined that due to the (i) Fund's use of the amortized cost methodology of maintaining the Fund's NAV at $1.00 each day, (ii) nature of the Fund's portfolio holdings, and the (iii) nature of the Fund's shareholders, it is unlikely that (a) market timing would be attempted by the Fund's shareholders or (b) any attempts to market time the Fund by shareholders would result in negative impact to the Fund or its shareholders. As result, the Board of Trustees has not adopted a market timing policy for the Fund.

SHAREHOLDER INFORMATION
  This section describes how to do business with the Fund.

HOW TO REACH THE FUND

By Telephone:  (866) WCM-FUND
By Mail:       Williams Capital Management Trust
               Williams Capital Liquid Assets Fund
               650 Fifth Avenue, 11th floor
               New York, NY 10019

BUYING SHARES

  Shares of the Fund are sold at the NAV (generally $1.00) next determined after receipt of a purchase order in "proper form." Purchase offers are accepted on any day on which both the NYSE and the Federal Reserve Bank of New York are open ("Fund Business Day"). The Fund does not determine its NAV, and purchase orders are not accepted, on the days those institutions observe the following holidays:
New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.


METHODS FOR PURCHASING SHARES
  You may purchase shares of the Fund by the following methods:

  - BY TELEPHONE. You may open an account when placing an initial order by telephone, provided you thereafter submit a registration form by mail. A registration form is available by calling (866) WCM-FUND.


  - THROUGH A FINANCIAL INSTITUTION OR OTHER SERVICE PROVIDER. You may purchase shares through a broker-dealer, financial adviser, financial institution or other service provider (each, an "Institution") that has entered into an agreement with the Fund or the Distributor to purchase Service Shares.


  - BY MAIL. You may open an account directly by completing, signing and mailing a registration form and a check made payable to the Williams Capital Liquid Assets Fund to:

               Williams Capital Management Trust
               Williams Capital Liquid Assets Fund
               650 Fifth Avenue, 11th floor
               New York, NY 10019

  - BY WIRE. To purchase shares of the Fund by Federal Reserve wire, call the Adviser at (866) WCM-FUND. If the Adviser receives a completed purchase order in proper form before 3:30 p.m. Eastern time (the "Cut-Off Time") you will begin to earn dividends the same Fund Business Day. If the NYSE closes early or the Bond Market Association recommends that the government securities markets close early, the Fund may advance the time at which the Adviser must receive notification of orders for purposes of determining eligibility for dividends on that day. For information on additional purchase options, please contact the Adviser at (866) WCM-FUND.


    Investors who place orders after the Cut-Off Time become entitled to dividends on the following Fund Business Day.

    The following procedure will help assure prompt receipt of your Federal funds wire:

          A. Telephone the Adviser toll free at (866) WCM-FUND and provide the following information:

               - Your name
               - Address
               - Telephone number
               - Taxpayer ID number
               - The amount being wired
               - The identity of the bank wiring funds

         You will then be provided with a Fund account number. (Investors with existing accounts must also notify the Adviser before wiring funds.)

          B. Instruct your bank to wire the specified amount to the Fund as follows:


               The Bank of New York


               Account Name: Williams Capital Liquid Assets Fund


               Account Number: 0000128150


               ABA Number: 021-000-018


               Ref: [Shareholder Name and Account Number]



  To protect the Fund's performance and shareholders, the Adviser discourages frequent trading in response to short-term fluctuations. The Fund reserves the right to refuse any investment that, in its sole discretion, would disrupt the Fund's management.

  The Fund and the Adviser each reserves the right to reject any purchase order for any reason.

SHARE CERTIFICATES

  BISYS Fund Services Ohio, Inc. (the "Transfer Agent") maintains a share account for each shareholder. The Fund does not issue share certificates.


ACCOUNT STATEMENTS
  Monthly account statements are sent to investors to report transactions such as purchase and redemptions as well as dividends paid during the month. When share purchases are effected through an Institution, confirmations of the share purchases and monthly account statements will be sent to the Institution involved.

MINIMUM INVESTMENT REQUIRED
  The minimum initial investment in Service Shares of the Fund is $5,000. There is no minimum subsequent investment. The Adviser reserves the right to waive the minimum investment requirement.

  Due to the cost to the Fund of maintaining smaller accounts, the Fund reserves the right to redeem, upon 60 days' written notice, all shares in an account with an aggregate net asset value of less than $5,000 unless an investment is made to restore the minimum value.

SHARES HELD THROUGH INSTITUTIONS
  If shares are purchased through an Institution, the Institution (or its nominees) will normally be the holder of record of Fund shares acting on behalf of its customers and will reflect its customer's beneficial ownership of shares in the account statements provided by it to its customers.

SELLING SHARES

  You may redeem your shares without charge at the NAV next determined after the Fund receives your redemption request in proper form. The Fund will pay the proceeds of the withdrawal either in Federal funds or in securities ("in-kind") at the discretion of the Adviser, normally on the same Fund Business Day if the redemption order is received prior to the 3:30 p.m. NAV calculation and the next Fund Business Day if the redemption order is received after the 3:30 p.m. NAV calculation, but in any event no more than seven days after the withdrawal. The Fund may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as fifteen days. The right of any shareholder to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

  The Fund reserves the right to make payment in-kind rather than cash for amounts redeemed by a shareholder in any 90-day period in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemptions in-kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you might have to pay brokerage charges.

METHODS FOR SELLING SHARES
  You may sell shares of the Fund by the following methods:

  - BY TELEPHONE.  You may redeem your shares by telephoning the Adviser at
    (866) WCM-FUND. You must provide the Adviser with your account number and the exact name in which the shares are registered. A redemption by telephone may be made ONLY if the telephone redemption authorization has been completed on a registration form provided by the Adviser. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Adviser will follow reasonable procedures to confirm that such instructions are genuine. If such procedures are followed, neither the Adviser nor the Fund will be liable for any losses due to unauthorized or fraudulent redemption requests.

    In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Adviser by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

  - WRITTEN REQUESTS.  Redemption requests may be made by writing to:

                  Williams Capital Management Trust
                  Williams Capital Liquid Assets Fund
                  650 Fifth Avenue, 11th floor
                  New York, NY 10019

     Written requests must be in proper form. You will need to provide the exact name in which the shares are registered, the Fund name, account number, and the share or dollar amount requested.

     A signature guarantee is required for any written redemption request and for any instruction to change the shareholder's record name or address, a designated bank account, the dividend election, or the telephone redemption or other option elected on an account. Signature guarantees may be provided by an eligible institution acceptable to the Adviser, including a bank, a broker, a dealer, national securities exchange, a credit union, or a savings association which is authorized to guarantee signatures. Other procedures may be implemented from time to time.


  If the Fund receives your redemption request in proper form before 3:30 p.m. Eastern time, the Fund will normally wire payment to you on the same Fund Business Day. If your redemption request is received in proper form after 3:30 p.m. Eastern time, payment is normally wired the next Fund Business Day.


  The Adviser may request additional documentation to establish that a redemption request has been authorized, and that proper documentation has been submitted to the Fund.

  The Fund may temporarily stop redeeming shares if trading on the NYSE is restricted, an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets or the Securities and Exchange Commission orders the Fund to suspend redemptions.

DISTRIBUTION ARRANGEMENTS
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act under which the Fund may compensate its distributor for services in connection with the distribution of Service Shares of the Fund. The Distribution Plan calls for payments at an annual rate of up to 0.30% of the Service Shares' average daily net assets. The Fund has also adopted a Shareholder Servicing Plan under which the Fund may compensate its shareholder servicing agents, which may include the Adviser, for services provided to shareholders of Service Shares. The Shareholder Servicing Plan calls for payments at an annual rate of up to 0.25% of the Service Shares' average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. These fees will increase the cost of your investment.

DIVIDENDS, CAPITAL GAINS AND TAXATION

DIVIDENDS

  Dividends are declared daily and paid monthly, following the close of the last Fund Business Day of the month. Purchase orders received in proper form before 3:30 p.m. Eastern time begin earning dividends that day. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by contacting the

Fund or an appointed service provider. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Fund or an appointed service provider. All dividends and other distributions are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund. If no election is made, all dividends and distributions will be reinvested.


CAPITAL GAINS DISTRIBUTIONS
  Net realized short-term capital gains, if any, will be distributed whenever the Trustees determine that such distributions would be in the best interest of the shareholders, which will be at least once per year. The Fund does not anticipate that it will realize any long-term capital gains, but should they occur, they also will be distributed at least once every 12 months.

TAXATION
  Dividends paid by the Fund out of its net investment income (including net realized short-term capital gains) generally are taxable to the shareholders of the Fund as ordinary income. Distributions of net long-term capital gains, if any, realized by the Fund are taxable to the shareholders as long-term capital gains, regardless of the length of time the shareholder may have held shares in the Fund at the time of distribution. The tax rate on certain dividend income and long -term capital gain applicable to individuals has been reduced. However, to the extent the Fund's distributions are derived from income on short-term debt securities and short-term capital gains, the Fund's distributions will not be eligible for this reduced dividend tax rate.

  Distributions are subject to Federal income tax when they are paid, whether received in cash or reinvested in shares of the Fund. Distributions declared in October, November or December and paid in January, however, are taxable as if paid on December 31st.

  If you redeem Fund shares you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

  If you are neither a lawful resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

  The Fund is required by Federal law to withhold 28% of reportable payments (which may include dividends and capital gain distributions) paid to a non-corporate shareholder unless that shareholder certifies in writing that the social security or other taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.
 13

  Dividends of ordinary income and distributions of capital gains may also be subject to state and local taxes.

  Some states and localities do not tax dividends paid on shares of the Fund that are attributable to interest from U.S. Government obligations (but not necessarily interest earned on repurchase agreements).

  Reports containing appropriate information with respect to the Federal income tax status of dividends, distributions and redemptions, including the proportions attributable to capital gains and interest on U.S. Government obligations, paid during the year by the Fund will be mailed to shareholders shortly after the close of each calendar year.

  The foregoing is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. The Statement of Additional Information contains a more detailed discussion. Because other Federal, state or local considerations may apply, investors are urged to consult their tax advisors.

FUND MANAGEMENT

BOARD OF TRUSTEES
  The business of the Trust and the Fund is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Fund and meets regularly to review the Fund's performance, monitor its investment activities and practices, and review other matters affecting the Fund and the Trust. Additional information regarding the Trustees, as well as the Trust's executive officers, may be found in the Statement of Additional Information under the heading "Management of the Fund." The Trust's Board of Trustees is comprised of Christopher J. Williams, Dail St. Claire, Desmond G. FitzGerald, Brian J. Heidtke, John E. Hull and Marc P. Weill.

THE ADVISER
  Williams Capital Management, LLC (the "Adviser") serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. The Adviser's address is 650 Fifth Avenue, 11th Floor, New York, New York 10019. Subject to the general control of the Trust's Board of Trustees, the Adviser manages the Fund, including the purchase, retention and disposition of its securities and other assets. The Adviser is a limited liability company organized under the laws of the State of Delaware on January 31, 2002, and is a registered investment adviser under the Invest-
 14
ment Advisers Act of 1940. The Adviser focuses on short-term fixed income investment strategies and as of January 31, 2005 had approximately $519 million in assets under management. The Adviser is wholly-owned by The Williams Capital Group L.P., a Delaware limited partnership.


  Christopher J. Williams is Chairman and Chief Executive Officer of the Adviser and holds a controlling interest in The Williams Capital Group, L.P. Dail St. Claire is the Managing Director of the Adviser.


  For its services, the Adviser is entitled to receive a fee at an annual rate equal to 0.12% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fee and/or reimburse the Service Shares' expenses to the extent necessary to maintain the Service Shares' fund level operating expenses at 0.45% of the Service Shares' average daily net assets (the "Expense Limitation"). The Expense Limitation will expire on March 1, 2006.



  The Adviser may make payments, out of the Adviser's own assets, for distribution and/or administration services related to the Fund, to broker-dealers, financial intermediaries, record keepers and other service providers. For the year ended October 31, 2004, the Adviser paid $10,000 for such services.


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

NOTICE OF PRIVACY POLICY AND
PRACTICES

COMMITMENT TO SHAREHOLDER PRIVACY
  Williams Capital Management Trust (the "Trust") recognizes and respects the privacy expectations of each of our shareholders. We believe the confidentiality and protection of shareholder information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Trust.

COLLECTION AND DISCLOSURE OF SHAREHOLDER INFORMATION
  The Trust collects, retains and uses shareholder information only where we reasonably believe it would be useful to the shareholder and allowed by law. We only use such information to enhance, evaluate or modify a shareholder's relationship with the Trust--to administer shareholder accounts, or to identify specific financial needs and to provide shareholders with information about the Trust and related products and services. We do not sell personal information about shareholders to third parties for their independent use. Shareholder information collected by, or on behalf, of the Trust generally comes from the following sources:

  - account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or shareholders inquiring about the Trust;
  - transaction history of a shareholder's account; or
  - third parties.

  We may disclose shareholder information to third parties that are not affiliated with the Trust:

  - as permitted by law, for example to service providers who maintain or service shareholder accounts for the Fund or to a shareholder's broker or agent; or
  - to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF SHAREHOLDER INFORMATION
  We require service providers to the Fund:

  - to maintain policies and procedures designed to assure only appropriate access to information about shareholders of the Fund;

  - to limit the use of information about shareholders of the Fund to the purposes for which the information was disclosed or as otherwise permitted by law; and
  - to maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of shareholders of the Fund.

                      THIS IS NOT PART OF THE PROSPECTUS.

  For more information about WILLIAMS CAPITAL LIQUID ASSETS FUND:


  The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


  The SAI and the Fund's annual and semi-annual reports are available, without charge, upon request by calling (866) WCM-FUND.

  Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov; copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Dail St. Claire, President
Williams Capital Liquid Assets Fund
Williams Capital Management Trust
650 Fifth Avenue, 11th Floor
New York, NY 10019

 The Williams Capital Management Trust's Investment Company Act File Number is 811-21186.
 18

                                WILLIAMS CAPITAL
                               LIQUID ASSETS FUND
         A SERIES OF THE WILLIAMS CAPITAL MANAGEMENT TRUST (THE "TRUST")

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 27, 2005



                               INVESTMENT ADVISER:
                        WILLIAMS CAPITAL MANAGEMENT, LLC
                                 (THE "ADVISER")


THIS STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENTS THE PROSPECTUSES DATED FEBRUARY 27, 2005 OF THE WILLIAMS CAPITAL LIQUID ASSETS FUND (THE "FUND"), A MONEY MARKET FUND, AND SHOULD BE READ ONLY IN CONJUNCTION WITH THOSE PROSPECTUSES, COPIES OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CALLING (866) WCM-FUND.

THE FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004, INCLUDING THE INDEPENDENT AUDITORS' REPORT THEREON, ARE INCLUDED IN THE FUND'S ANNUAL REPORT AND ARE INCORPORATED HEREIN BY REFERENCE. A COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004 MAY BE OBTAINED WITHOUT CHARGE BY CALLING (866) WCM-FUND.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                WILLIAMS CAPITAL
                               LIQUID ASSETS FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS



HISTORY OF THE TRUST                                                           3
INVESTMENT OBJECTIVE                                                           3
ADDITIONAL INVESTMENT POLICIES, PRACTICES AND LIMITATIONS                      3
DISCLOSURE OF PORTFOLIO HOLDINGS                                               9
INVESTMENT RESTRICTIONS                                                       10
DIVIDENDS AND CAPITAL GAINS                                                   11
MANAGEMENT OF THE FUND                                                        11
PROXY VOTING PROCEDURES                                                       20
DETERMINATION OF NET ASSET VALUE                                              20
FUND TRANSACTIONS                                                             21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                21
ADVERTISING                                                                   22
CALCULATION OF PERFORMANCE                                                    23
TAXATION                                                                      23
OTHER INFORMATION                                                             27
FINANCIAL STATEMENTS                                                          28
APPENDIX A - RATINGS OF DEBT INSTRUMENTS                                     A-1
APPENDIX B - TRUST'S PROXY VOTING PROCEDURES                                 B-1
APPENDIX C - ADVISER'S PROXY VOTING PROCEDURES                               C-1

                                WILLIAMS CAPITAL
                               LIQUID ASSETS FUND



HISTORY OF THE TRUST


The Williams Capital Management Trust (the "Trust") was organized as a Delaware statutory trust on August 1, 2002. The Trust is an open-end management investment company. The Williams Capital Liquid Assets Fund (the "Fund") is the only series of the Trust. This Statement of Additional Information contains information about Institutional Shares and Service Shares. Currently, the Fund only offers Institutional Shares, by means of a separate prospectus.


INVESTMENT OBJECTIVE

The Fund's prospectuses contain information about the investment objective and policies of the Fund. This Statement of Additional Information should only be read in conjunction with the Fund's prospectuses. In addition to the principal investment strategies and the principal risks of the Fund described in the Fund's prospectuses, the Fund may also employ the investment practices described below.

ADDITIONAL INVESTMENT POLICIES, PRACTICES AND LIMITATIONS

The Fund may not change any investment policy designated as fundamental without shareholder approval. Investment policies or practices of the Fund that are not designated as fundamental may be changed by the Trust's Board of Trustees (the "Board" or the "Trustees") without shareholder approval. The Fund's additional fundamental and non-fundamental investment policies are described further below as a supplement to the disclosure in the prospectus.

BORROWING

As a fundamental investment policy, the Fund may only borrow money for temporary or emergency purposes (not for leveraging or investment), including the meeting of redemption requests, in amounts up to 33 1/3% of the Fund's total assets. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell its holdings to meet interest or principal payments at a time when investment considerations would not favor such sales. As a non-fundamental investment policy, the Fund may not purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding.

REPURCHASE AGREEMENTS

The Fund may purchase repurchase agreements fully collateralized (the value of the underlying securities used to collateralize the repurchase agreement is at least 102% of the maturity value) by U.S. Government obligations or cash. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The repurchase price reflects a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The obligation of the seller to pay the repurchase price is in effect secured by the value of the underlying security, which is determined daily by Williams Capital Management, LLC (the "Adviser"). This value must be equal to, or greater than, the repurchase price plus the transaction costs (including loss of interest) that the Fund could expect to incur upon liquidation of the collateral if the counterparty defaults. If a counterparty defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institution. While a reverse repurchase agreement is in effect, the Fund's custodian will segregate cash or liquid high-quality debt obligations from the Fund's portfolio equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.

PURCHASE OF OTHER INVESTMENT COMPANY SHARES


The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Under applicable regulations, unless an exception is available, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund would own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.


ILLIQUID SECURITIES

The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means repurchase agreements having a maturity of more than seven days and not entitling the holder to payment of principal within seven days. In addition, the Fund will not invest in repurchase agreements having maturities in excess of one year. Certain repurchase agreements that provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments. The Board has ultimate responsibility for determining whether specific securities are liquid or illiquid. The Adviser monitors the liquidity of securities held by the Fund pursuant to guidelines adopted by the Board, and reports periodically to the Board.

SECTION 4(2) COMMERCIAL PAPER

The Fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not for distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's percentage limitations on illiquid securities when the Adviser, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists.

U.S. GOVERNMENT SECURITIES

The Fund may purchase U.S. Government securities. The types of U.S. Government obligations in which the Fund may at times invest include: (1) a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury,
(c) discretionary authority of the U.S. Government agency or instrumentality, or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

The Fund may purchase U.S. Government obligations on a forward commitment basis. The Fund may also purchase Treasury Inflation Protected Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers.

WHEN-ISSUED SECURITIES

The Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Fund until settlement takes place. The Fund segregates liquid securities in an amount at least equal to these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. When entering into a when-issued transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. The Fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to Federal income taxes.

FORWARD COMMITMENTS

The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the Fund securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to complete the transaction may cause the Fund to miss an advantageous price or yield. Forward commitments involve risk of loss if the value of the security to be purchased declines prior to settlement date, or if the other party fails to complete the transaction.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES

The Fund may invest in mortgage pass-through certificates. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the U.S. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), which is a shareholder-owned government-sponsored enterprise established by Congress, and the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guaranty of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-backed and mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

VARIABLE AND FLOATING RATE SECURITIES

The Fund may invest in variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

STRIPPED SECURITIES

The Fund may invest in stripped securities, which are U.S. Treasury bonds and notes, the unmatured interest coupons of which have been separated from the underlying obligation. Stripped securities are zero coupon obligations that are normally issued at a discount from their face value. The Fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, which is typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The Fund intends to rely on the opinions of counsel to the sellers of these certificates or other evidences of ownership of U.S. Treasury obligations that, for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying U.S. Government securities. Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on the U.S. Treasury obligations that they represent is so guaranteed.

ZERO COUPON SECURITIES

The Fund may invest in zero coupon securities, which are notes, bonds and debentures that (i) do not pay current interest and are issued at a substantial discount from par value, (ii) have been stripped of their unmatured interest coupons and receipts, or (iii) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.


Because the Fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, the Fund may be required to sell portfolio securities in order to pay a dividend. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.


Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted Policies on Disclosure of Portfolio Holdings (the "Disclosure Policies") designed to prevent the selective disclosure of non-public information concerning the Trust and Fund. The Disclosure Policies stated that no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except as provided below (the "Prohibition"). Please note that the Disclosure Policies are not intended to prevent the disclosure of any and all portfolio information to the Trust's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Adviser, the Board of Trustees of the Trust, the Trust's custodian, fund accountant, administrator, independent public accountants, attorneys, and each of their respective affiliates and advisers as each of these entities are subject to duties of confidentiality imposed by law and/or contract.

The Disclosure Policies provide for the following exceptions to the Prohibition:

         1. Publicly Available Information. The Trust may distribute (or authorize the Trust's service providers and the Trust's custodian or fund accountant to distribute) month-end portfolio holdings to certain mutual fund evaluation services (e.g., Morningstar and Lipper), nationally recognized statistical rating organizations, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.

         2. Press Interviews, Broker and Other Discussions. Portfolio managers and other senior officers or spokespersons of the Trust's service providers or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies.

         3. Trading Desk Reports. The Adviser's trading desk may periodically distribute lists of applicable investments held by the Fund for the purpose of facilitating efficient trading of such securities and receipt of relevant research pursuant to certain restrictions in the Disclosure Policies related to the disclosure of the identity of Fund shareholders.

The Disclosure Policies also require that any non-public disclosure of the Fund's portfolio holdings to third parties is only permissible so long as the third party has signed a written Confidentiality Agreement and/or has received a transmittal letter approved by an officer of the Trust. Notwithstanding anything herein to the contrary, the Trust's Board of Trustees and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Trust's officers. All waivers and exceptions involving the Trust will be disclosed to the Board of Trustees of the Trust no later than its next regularly scheduled meeting. The Disclosure Policies are not intended to prevent the disclosure of portfolio holdings information as may required by applicable law.


The Trust does not have any arrangements to make available information about the Fund's portfolio holdings to any person.


INVESTMENT RESTRICTIONS


The Trust has adopted the following restrictions for the Fund, which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy. The Fund may not:


1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowing does not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities, other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will, within three days, be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

2. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidence of indebtedness that is publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entering into repurchase agreements, and provided further that the Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund's total assets.

3. Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase or sale of securities subject to legal or contractual restrictions on disposition.

4. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

5. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities); provided, however, that concentration may occur as a result of changes in the market value of portfolio securities and from investments in bankers' acceptances, certificates of deposit, time deposits and other similar instruments issued by foreign and domestic branches of U.S. and foreign banks.

6. Invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately thereafter and as a result of such investment (i) the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets, or (ii) the Fund owns more than 10% of the outstanding voting securities of the issuer, provided that such limitation does not apply to securities issued by other investment companies.

The concentration policy of the Fund (as set forth in Investment Restriction No. 5 above) permits the Fund to invest, without limit, in bankers' acceptances, certificates of deposit and similar instruments issued by (i) U.S. banks, (ii) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), and (iii) foreign branches of U.S. banks (in circumstances in which the Fund will have recourse to the U.S. bank for the obligations of the foreign branch). The Fund may concentrate in such instruments when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in the banking industry justify any additional risks associated with the concentration of the Fund's assets in such industry.

As of the date of this Statement of Additional Information, the 1940 Act prohibits the issuance of senior securities by mutual funds other than bank borrowings.

DIVIDENDS AND CAPITAL GAINS

DIVIDENDS


Dividends are declared daily and paid monthly, following the close of the last Fund business day of the month. A business day is any day on which the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of New York are open. Purchase orders received in proper form before 5:00 p.m. Eastern time begin earning dividends that day. A purchase order or redemption request is in "proper form" upon receipt of Federal funds and when all required documents are properly completed, signed and received. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by contacting the Fund or an appointed service provider. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Fund or an appointed service provider. All dividends and other distributions are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund. If no election is made, all dividends and distributions will be reinvested.


CAPITAL GAINS DISTRIBUTIONS

Net realized short-term capital gains, if any, will be distributed whenever the Trustees determine that such distributions would be in the best interest of the shareholders, which will be at least once per year. The Trust does not anticipate that the Fund will realize any long-term capital gains, but should they occur, they also will be distributed at least once every 12 months.

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Trustees are responsible for generally overseeing the Trust's business. The following table provides biographical information with respect to each Trustee, including those Trustees who are not considered "interested" as that term is defined in the 1940 Act (the "Independent Trustees"), and each officer of the Trust.

                                                   TERM OF                                NUMBER OF FUNDS   OTHER
                                      POSITION(S)  OFFICE AND                             IN FUND COMPLEX   DIRECTORSHIPS
                                      HELD WITH    LENGTH OF      PRINCIPAL OCCUPATION    OVERSEEN BY       HELD BY
NAME, ADDRESS, AND AGE                FUND         TIME SERVED    DURING PAST FIVE YEARS  TRUSTEE           TRUSTEE
----------------------                -----------  -----------    ----------------------  ---------------   -------------
INDEPENDENT TRUSTEES:


Brian J. Heidtke (64)
585 Sparrowbush Road                  Trustee      Term:          President of The                1         None
Wyckoff, New Jersey 07481                          Indefinite     Heidtke Foundation
                                                                  (philanthropy) (1998
                                                   Elected:       to present); Vice
                                                   December 2002  President, Finance
                                                                  and Corporate
                                                                  Treasurer, Colgate
                                                                  Palmolive Company
                                                                  (consumer products)
                                                                  (1986 to 2000).

Desmond G. FitzGerald (61)            Trustee      Term:          Chairman, North                 1         Chairman, U.S.
25 Carrington Drive                                Indefinite     American Properties                       Guaranteed
Greenwich, CT 06831                                               Group (real estate),                      Finance Corp.;
                                                   Elected:       (1987 to present).                        Advisory
                                                   December 2002                                            Director, Bank
                                                                                                            of New York;
                                                                                                            Director,
                                                                                                            Hilliard
                                                                                                            Farber & Co.,
                                                                                                            Inc.; and
                                                                                                            Director,
                                                                                                            Holland Series
                                                                                                            Fund, Inc.

John E. Hull (57)                     Trustee      Term:          Financial Vice                  1         None
Andrew W. Mellon Foundation                        Indefinite     President, Chief
140 East 52nd Street                                              Investment Officer,
New York, NY 10021                                 Elected:       Andrew W. Mellon
                                                   December 2002  Foundation
                                                                  (non-profit
                                                                  foundation) (2002 to
                                                                  present); Deputy
                                                                  Comptroller, Office
                                                                  of State Comptroller
                                                                  State of New York
                                                                  (1973 to 2002).


Marc P. Weill (48)                    Trustee      Term:          Founder, WST Partners   1                 Director,
                                                   Indefinite     LLC (investment                           Acartha Group
 c/o                                                              management) (2001 to
                                                   Elected:       present); Chief
Williams Capital Management, LLC                   June 2003      Executive Officer,
650 Fifth Avenue                                                  Citigroup
11th Floor                                                        Investments, Inc.
New York, New York 10019                                          (financial services)
                                                                  (1992-2000); and
                                                                  Chairman, Travelers
                                                                  Asset Management
                                                                  International
                                                                  Company, LLC,
                                                                  (financial services)
                                                                  (1991-1998).

                                                   TERM OF                                NUMBER OF FUNDS   OTHER
                                      POSITION(S)  OFFICE AND                             IN FUND COMPLEX   DIRECTORSHIPS
                                      HELD WITH    LENGTH OF      PRINCIPAL OCCUPATION    OVERSEEN BY       HELD BY
NAME, ADDRESS, AND AGE                FUND         TIME SERVED    DURING PAST FIVE YEARS  TRUSTEE           TRUSTEE
----------------------                -----------  -----------    ----------------------  ---------------   -------------
INTERESTED TRUSTEES:


Christopher J. Williams (48)          Trustee,     Term:          Chairman and Chief              1         Director,
Williams Capital Management, LLC      Chairman     Indefinite     Executive Officer of                      Harrahs
650 Fifth Avenue                      of the                      Williams Capital                          Entertainment,
11th Floor                            Board of     Elected:       Management, LLC (2002                     Inc.;
New York, NY 10019                    Trustees,    December 2002  to present); Chairman                     Director,
                                      and                         and Chief Executive                       Wal-Mart
                                      Chairman                    Officer of The                            Stores, Inc.
                                      and                         Williams Capital
                                      Treasurer                   Group, L.P. (one of
                                      of the Fund                 the largest
                                                                  minority-owned
                                                                  investment banks in
                                                                  the U.S.) (1994 to
                                                                  present); and former
                                                                  Senior Vice
                                                                  President, Lehman
                                                                  Brothers, Inc. (from
                                                                  1984 to 1992).

Dail St. Claire (45)                  Trustee,     Term:          Managing Director of            1          None
Williams Capital Management, LLC      President    Indefinite     Williams Capital
650 Fifth Avenue                      and                         Management, LLC (2002
11th Floor                            Secretary    Elected:       to present); First
New York, NY 10019                    of the Fund  December 2002  Vice President of
                                                                  Amalgamated Bank
                                                                  (2000 to 2001);
                                                                  Principal and
                                                                  Portfolio Manager
                                                                  for Utendahl Capital
                                                                  Management, L.P.
                                                                  (1993 to 2000); and
                                                                  Senior Investment
                                                                  Officer for the New
                                                                  York City
                                                                  Comptroller's Office
                                                                  (1989 to 1993).



The Declaration of Trust provides that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonable incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust's best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

CODE OF ETHICS

The Trust, the Adviser and ALPS Distributors, Inc. ("ALPS" or the "Distributor") have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, the Adviser and ALPS.

STANDING COMMITTEES

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the Trust, and the Fund's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing Committee.

The Audit Committee is composed of all the Independent Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the auditors for the Trust. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services performed. The chairman of the Audit Committee shall be responsible for pre-approving all non-audit related services subject to ratification by the full Audit Committee. The Audit Committee reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended October 31, 2004, the Audit Committee held two meetings.

The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Trust does not have a formal policy for considering consider nominees to the Board of Trustees recommended by shareholders. The Nominating Committee meets as is required. During the fiscal year ended October 31, 2004, the Nominating Committee did not meet.

The Pricing Committee is composed of any one Trustee and a representative from the Adviser. The Pricing Committee may make fair valuation determinations as may be required from time to time. The Pricing Committee meets as is required. During the fiscal year ended October 31, 2004, the Pricing Committee did not meet.

TRUSTEE OWNERSHIP OF SECURITIES OF THE TRUST, ADVISER AND DISTRIBUTOR

As of December 31, 2004, none of the Independent Trustees had any ownership of securities of the Adviser or ALPS or any person directly or indirectly controlling, controlled by or under common control with the Adviser or ALPS.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2004.


                                                                        Aggregate Dollar Range of Equity Securities in All
                                     Dollar Range of Equity             Registered Investment Companies Overseen by Trustee
Name of Trustee                      Securities in the Trust            in Family of Investment Companies
---------------                      -----------------------            ---------------------------------------------------
INDEPENDENT TRUSTEES
     Brian J. Heidtke                         None                       None
     John E. Hull                             None                       None
     Desmond G. FitzGerald                    None                       None
     Marc P. Weill                            None                       None

INTERESTED TRUSTEES
     Christopher J. Williams                  None                       None
     Dail St. Claire                          None                       None

TRUSTEE COMPENSATION


Each Independent Trustee receives annual compensation from the Trust for his or her services in the amount of $12,000. In 2005, the Trust expects to pay each Independent Trustee an annual retainer of $6,000 and per-meeting attendance fees of $1,500. Each Trustee is reimbursed for reasonable travel expenses to attend Board meetings. The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended October 31, 2004.



                                                      Pension or
                                                      Retirement                              Total
                                                      Benefits            Estimated           Compensation from
                                   Aggregate          Accrued as Part     Annual              Trust & Fund
                                   Compensation       of Trust            Benefits Upon       Complex Paid to
Name and Position                  from Trust         Expenses            Retirement          Trustees
-----------------                  ------------       ---------------     -------------       ----------------
INDEPENDENT TRUSTEE
Brian J. Heidtke                      $12,000            N/A                   N/A                 $12,000
John E. Hull                          $12,000            N/A                   N/A                 $12,000
Desmond G. FitzGerald                 $12,000            N/A                   N/A                 $12,000
Marc P. Weill                         $12,000            N/A                   N/A                 $12,000

INTERESTED TRUSTEE
Christopher J. Williams               $     0            N/A                   N/A                 $0
Dail St. Claire                       $     0            N/A                   N/A                 $0


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2005, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Fund.

Persons or organizations owning 25% or more of the outstanding shares of a fund may be presumed to "control" (as that term is defined in the 1940 Act) a fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such fund for their approval. As of January 31, 2005, no person held 25% or more of the outstanding shares of the Fund.

As of January 31, 2005, the following persons held 5% or more of the outstanding shares of the Fund.


Name and Address                           Ownership       Number of Shares   Percentage
----------------                           ---------       ----------------   ----------
Toyota Motor Sales, USA Inc.             Record Owner      75,000,000.00         17.88%
19001 S. Western Avenue G318
Torrance, CA 90509

AT&T Corporation                         Record Owner      50,000,000.00         11.92%
32 Avenue of the Americas
New York, NY 10013

Johnson & Johnson                        Record Owner      39,000,000.00         9.30%
One Johnson & Johnson Plaza
New Brunswick, NJ 08933

Prudential Financial, Inc.               Record Owner      39,000,000.00         9.30%
2 Gateway Center, 3rd Floor
Newark, NJ 07102-5096

Abbott Laboratories                      Record Owner      33,401,802.94         7.96%
100 Abbott Park Road, D 312 AP6D
Abbott Park, IL 60064-6028

Name and Address                           Ownership       Number of Shares   Percentage
----------------                           ---------       ----------------   ----------
Alltel Corporation                       Record Owner      25,215,376.10         6.01%
One Allied Drive, BFFB-8C
Little Rock, AR 72202



THE INVESTMENT ADVISER


Williams Capital Management, LLC (the "Adviser") is a wholly-owned subsidiary of The Williams Capital Group, L.P. ("WCG"). In the United States, WCG provides debt and equity underwriting, secondary market trading, proprietary research, stock repurchase and corporate finance advisory services. Williams Capital International Ltd., its London-based subsidiary, is regulated by the Securities and Futures Authority in the United Kingdom. WCG's business activities are organized as follows: Domestic Equity Sales & Trading, International Equity Sales & Trading, Equity Research, Fixed Income Sales & Trading, Corporate Finance and Capital Markets Research. WCG employs a staff of over 60 at its headquarters in New York, Chicago office and London subsidiary.



The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Investment Advisory Agreement between the Trust and the Adviser dated January 15, 2003 (the "Advisory Agreement") will remain in effect with respect to the Fund from year to year if its continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Advisory Agreement.


The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Fund, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of reckless disregard of the Adviser's obligations and duties under the Advisory Agreement.


The continuance of the Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on December 20, 2004. In determining to approve the continuance of the Advisory Agreement, the Board requested, and received from the Adviser, information it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel to the Trust with respect to its deliberations. In evaluating the fairness and reasonableness of the compensation to be paid to the Adviser under the Advisory Agreement, the Board considered the following factors: (i) the nature and quality of services to be rendered under the Advisory Agreement; (ii) the fees and expenses paid by comparable funds;
(iii) the Fund's service needs and the services provided by the Adviser; (iv) the quality of the services expected to be provided; (v) the fees payable for the services, including an analysis of how those fees compare to those charged by advisers of other money market funds, according to data provided by Lipper Analysis Services, Inc.; (vi) the total expenses and performance of the Fund, including the Adviser's contractual agreement to cap the total annual operating expenses of the Fund; (vii) the capabilities and financial condition of the Adviser; and (viii) the residual benefits that the Adviser or any of its affiliates may receive from managing the Fund, such as brand-recognition.



In particular, the Trustees noted that the performance of the Fund exceeded the average of its comparable funds. Also, the Trustees noted that the Adviser's fee was below the average and the median fee paid by comparable funds with a comparable asset level. It was also noted by the Trustees that the Fund's expense ratio, after fee waivers and reimbursements, was below the average and the median for comparable funds with a comparable asset level. In reviewing the Adviser's profitability with respect to the Fund, the Trustees noted that the Adviser currently was losing money from operating the Fund, but the amount of the loss was projected to decrease as Fund assets increased.


In approving the Advisory Agreement, the Board, based on its review of the information requested and provided concluded that (i) the Adviser and its personnel were sufficiently experienced and qualified to provide investment advisory services for the Fund; and (ii) the Fund's expense ratios are reasonable compared to other funds with similar investment objectives. After considering these and other factors, the Trustees concluded that the approval of the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.


For the services provided by the Adviser, the Trust pays the Adviser, with respect to the Fund, an annual fee of 0.12% of the total average daily net assets of the Fund. This fee is accrued by the Trust daily. The Adviser has contractually agreed to waive up to 100% of its advisory fee and/or to reimburse the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.20% of the average daily net assets of the Institutional Shares and 0.45% of the average daily net assets of the Service Shares. The contractual waiver expires on March 1, 2006. For the period ended October 31, 2004, the Adviser received fees of $18,609.


Subject to the waivers discussed above, the Trust has confirmed its obligation to pay all of its expenses, including: interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of shares; premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums; applicable fees, interest charges and expenses of third parties, including the fees paid to the Adviser, administrator, custodian, accounting agent and transfer agent; fees of pricing, interest, dividend, credit and other reporting services; costs of memberships in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; cost of forming the Trust and maintaining its existence; costs of preparing and printing the Fund's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; expenses of meetings of shareholders and proxy solicitations thereof, costs of maintaining books and accounts and preparing tax returns; costs of reproduction, stationery and supplies; fees and expenses of the Independent Trustees; compensation of the Trust's officers and employees who are not employees of the Adviser, and costs of other personnel (who may be employees of the Adviser) performing services for the Trust; costs of Trustee board meetings; Securities and Exchange Commission ("SEC") registration fees and related expenses; and state or foreign securities laws registration fees and related expenses.

The Adviser may carry out any of its obligations under the Advisory Agreement by employing, subject to the Board's supervision, one or more persons who are registered as investment advisers. The Advisory Agreement provides that the Adviser shall not be liable for any act or omission of any sub-adviser except with respect with respect to matter as to which the Adviser specifically assumes responsibility in writing.

INVESTMENT MANAGEMENT TEAM

The Adviser utilizes a committee structure to manage fixed-income assets and research fixed-income securities. The Investment Policy Committee and Credit Committee include the persons listed below:

     o Christopher J. Williams is the Chairman and Chief Executive Officer of the Adviser and of the Fund. In addition, Mr. Williams is also the Chairman and Chief Executive Officer of The Williams Capital Group, L.P., which is one of the largest minority-owned investment banks in the U.S. Prior to forming The Williams Capital Group, L.P. in 1994, Mr. Williams spent eight years in the investment banking and capital markets divisions of Lehman Brothers as Senior Vice President and approximately two years as the Managing Principal of the Williams Financial Markets, a division of Jefferies & Company.

     o Dail St. Claire is the Managing Director and Co-Portfolio Manager of the Adviser and President and Co-Portfolio Manager of the Fund. In addition, Ms. St. Claire is Chairperson of the Adviser's Investment Policy Committee. Ms. St. Claire has 20 years of investment experience with 14 years managing cash and short-term fixed-income assets. Ms. St. Claire's current responsibilities include directing the portfolio management and credit research for the Fund. Prior to her current responsibilities, Ms. St. Claire was First Vice President of Amalgamated Bank from September 2000 to September 2001. From 1993 to September 2000, Ms. St. Claire was a Principal and Portfolio Manager for Utendahl Capital Management, L.P. Prior to serving at Utendahl, Ms. St. Claire was a Senior Investment Officer for the New York City Comptroller's Office from 1989 until 1993.

     o Jeffery R. Paul is a Portfolio Manager of the Adviser and the Lead Portfolio Manager of the Fund. Mr. Paul has 25 years of investment experience with 15 years experience managing cash and short-term fixed-income assets. Prior to his current responsibilities, Mr. Paul was a salesperson at Bear Stearns from 2002 through 2003, and at Prebon Yamane from 2001 through 2002. Prior to that, Mr. Paul was Vice President and Senior Portfolio Manager at Chase & MD SASS Partners from 1995 through 2001.

The Credit Committee also includes:


     o Shayna Malnak is Sr. Credit Analyst of the Fund and the adviser. She is also the Chief Compliance Officer of the Fund and the adviser. She researches investment grade and high yield corporate credit, maintains Williams Capital Management LLC Buy Lists and assists with the Fund's portfolio management and trading. Ms. Malnak is a member of the Fund's Investment Policy Committee and WCM's Credit Committee. Prior to her current responsibilities, Ms. Malnak was a Principal of The Williams Capital Group L.P., analyzing various technology companies. Before joining WCG, she was Vice President and Senior Analyst with Cambridge Global Fund from 1998 to 1999. She also worked for BBV Securities, where she analyzed Latin American industrial companies, from 1996 to 1998. Prior to that, Ms. Malnak was a Vice President at Unifund S.A., where she spent three years analyzing global public and private equity investments. Ms. Malnak began her career as an analyst in 1989 at Standard & Poor's Corporation, where she evaluated a broad group of industrial and financial companies.


ADMINISTRATOR


Under the Master Services Agreement (the "Master Agreement") dated December 17, 2004, BYSIS Fund Services Ohio, Inc. ("BYSIS") is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and the Fund. BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust.

The Trust pays BISYS a monthly fee for services determined at the annual rates of: 0.025% on the first $500 million of the Fund's average net assets; 0.02% on the average net assets of the Fund in excess of $500 million up to $1 billion and 0.0175% on the average net assets of the Fund in excess of $1 billion.


BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219.


Prior to December 31, 2004, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, served as the Trust's administrator. For the period ended October 31, 2003, State Street received fees of $95,343 and for the fiscal year ended October 31, 2004, State Street received fees of $125,002.


DISTRIBUTOR


ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as distributor ("ALPS" or the "Distributor") pursuant to the Distribution Agreement dated January 15, 2003. Pursuant to the Distribution Agreement, the Fund does not pay the Distributor a distribution fee for servicing the Institutional Shares. The Distributor is not obligated to sell any specific number of shares and will sell shares of the Fund on a continuous basis only against orders to purchase shares.


TRANSFER AGENT


BISYS serves as the Fund's transfer agent. BISYS as transfer agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.



ACCOUNTING AGENT

BISYS serves as the Fund's accounting agent. BISYS as accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund.


CUSTODIAN


Bank of New York ("BONY") acts as custodian of the Fund's assets. BONY as custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund's investments.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the Trust's fiscal year ended October 31, 2005, the Board has selected Tait, Weller & Baker (Tait Weller), 1818 Market Street, Suite 2400, Philadelphia, PA 19103, as the independent registered public accounting firm of the Fund. Tait Weller is responsible for auditing the financial statements of the Fund.



For the Trust's fiscal period ended October 31, 2003 and fiscal year ended October 31, 2004, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, served as the independent registered public accounting firm of the Fund.


LEGAL COUNSEL

Sidley Austin Brown & Wood LLP, 787 Seventh Ave, New York, New York 10019, is counsel for the Trust.

DISTRIBUTION PLAN

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Service Shares (the "Plan"). The Plan provides that the Fund may incur distribution expenses related to the sale of Service Shares of up to 0.30% per annum of the Fund's average daily net assets attributable to such shares. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of Service Shares, including, but not limited to, advertising, preparation of and maintenance of a website, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or the Distributor. Until March 1, 2006, the Board of Trustees has authorized the Fund to make payments under the Plan at an annual rate of 0.25% of the Service Shares' average daily net assets.

SHAREHOLDER SERVICES

The Trust has adopted a Shareholder Service Plan under which it pays shareholder servicing agents up to 0.25% of the average daily net assets of the Service Shares, so that the Fund may obtain the services of shareholder servicing agents and other qualified financial institutions to act as shareholder servicing agents for its customers. Under this Plan, the Trust has authorized the Distributor to enter into agreements pursuant to which the shareholder servicing agents perform certain shareholder services. Until March 1, 2006, the Fund does not intend to make any payments under the Shareholder Service Plan.

Among the services provided by shareholder servicing agents are: answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Fund, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing sub-accounting services for Fund shares held beneficially; and providing such other services as the Fund or a shareholder may request.

PROXY VOTING PROCEDURES

The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight. A copy of the Trust's proxy voting procedures is located in Appendix B and a copy of the Adviser's proxy voting procedures is located in Appendix C. Shareholders may receive information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2004 (i) by calling (866) WCM-FUND or (ii) on the SEC's website at www.sec.gov.

DETERMINATION OF NET ASSET VALUE

Pursuant to the rules of the SEC, the Board has established procedures to stabilize the Fund's net asset value ("NAV") at $1.00 per share. These procedures include a review of the extent of any deviation of NAV per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board of Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling the Fund's securities prior to maturity, reducing or withholding dividends and utilizing a NAV per share as determined by using available market quotations. The Trust has also established procedures to ensure that portfolio securities meet the Fund's quality criteria.

In determining the approximate market value of Fund investments, the Fund may employ outside organizations which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value.

FUND TRANSACTIONS

Purchases and sales of portfolio securities for the Fund usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask price. There usually are no brokerage commissions paid for any purchases. While the Trust does not anticipate that the Fund will pay any amounts of commission, in the event the Fund pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Fund that it would otherwise be obligated to pay itself. Any transaction for which the Fund pays commissions or transaction-related compensation will be effected at the best price and execution available, taking into account the value of any research services provided, or the amount of any payments for other services made on behalf of the Fund, by the broker-dealer effecting the transaction.

Allocations of transactions to dealers and the frequency of transactions are determined for the Fund by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund.

Investment decisions for the Fund will be made independently from those for any other portfolio, account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other portfolios, accounts or investment companies managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each entity. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denominated purchases or sales.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are sold on a continuous basis by the Distributor without any sales charge. It is the Fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the Fund's shares computed by dividing the annualized daily income on the Fund's portfolio by the NAV based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on the Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.


ADDITIONAL REDEMPTION MATTERS

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund's shares as provided in the prospectuses from time to time.

Redemptions may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund.

ADVERTISING

PERFORMANCE DATA

The Fund may provide current yield and effective yield quotations for the Service Shares and Institutional Shares. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Fund is historical and is not intended to indicate future returns.

In performance advertising the Fund may compare any of its performance information with data published by independent evaluators including Morningstar, Lipper, Inc., iMoneyNet, Inc., Thompson Financial and other companies that track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indices. The Fund may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

Although published yield information is useful to investors in reviewing a class' performance, investors should be aware that the Fund's yield fluctuates from day to day and that its yield for any given period is not an indication or representation by the Fund of future yield or rates or return on its shares. The yields of a class are neither fixed nor guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare directly the Fund's yield information to similar information of investment alternatives which are insured or guaranteed.

Income calculated for the purpose of determining the yield of a class differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a class may differ from the rate of distribution the class paid over the same period or the rate of income reported in the Fund's financial statements.

The Fund may advertise other forms of performance. For example, the Fund may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Any performance information may be presented numerically or in a table, graph or similar illustration.

CALCULATION OF PERFORMANCE

The yield for the Fund is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.


         The 7-day yield as of October 31, 2004 on Institutional Shares was
1.61%.


An effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                                                    365/7
         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)      ] -1


         The 7-day effective yield as of October 31, 2004 on Institutional Shares was 1.62%.

No Service Shares were outstanding on October 31, 2004.


THE YIELDS QUOTED ARE NOT INDICATIVE OF FUTURE RESULTS. YIELDS WILL DEPEND ON THE TYPE, QUALITY, MATURITY, AND INTEREST RATE OF MONEY MARKET INSTRUMENTS HELD BY THE FUND.


TAXATION

The following is only a summary of certain additional Federal income tax considerations generally affecting the Fund and its shareholders that are not described in the prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectuses are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to Federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must satisfy a gross income test (the "Income Requirement"). To satisfy the Income Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business or investing in stock or securities) or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, pursuant to legislation effective for tax years beginning after October 22, 2004, net income derived from interests in qualified publicly traded partnerships as defined in the Code.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31st as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), the securities (other than securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or the securities of one or more qualified publicly traded partnerships, as defined in the Code.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders and the reduced tax rate applicable to individuals.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31st of such calendar year

(or, at the election of a regulated investment company having a taxable year ending November 30th or December 31st, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31st of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

The Fund may make investments that produce taxable income that is not matched by a corresponding receipt of cash or an offsetting loss deduction. Such investments would include obligations that have original issue discount or that accrue discount, obligations that accrue negative amortization and obligations that are subordinated in the mortgage-backed or asset-backed securities structure. Such taxable income would be treated as income earned by the Fund and would be subject to the qualification and excise tax distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting deduction, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders so as to qualify for treatment as a regulated investment company at all times.


FUND DISTRIBUTIONS

The Fund anticipates distributions of substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for Federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

The tax rate on certain dividend income and long term capital gain applicable to individuals has been reduced. However, to the extent the Fund's distributions are derived from income on short-term debt securities and short-term capital gains, the Fund's distributions will not be eligible for this reduced dividend tax rate.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31st of such calendar year if such dividends are actually paid in January of the following year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury up to 28% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder that (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." When establishing an account, a shareholder must certify under penalty of perjury that the tax payer identification number provided is correct and that such shareholder is not otherwise subject to backup withholding.


SALE OR REDEMPTION OF SHARES

The Fund seeks to maintain a stable NAV of $1.00 per share; however, there can be no assurance that the Fund will do this. If the NAV varies from $1.00 per share on the date of sale or redemption, a shareholder will recognize gain or loss equal to the difference between the net asset value of the shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (including through the Fund's dividend reinvestment plan). In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Sections 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

The Trust does not have any arrangements with any person or entity to permit frequent purchases and redemptions of Fund shares.

FOREIGN SHAREHOLDERS

Non-U.S. investors in the Fund should consult their tax advisors concerning the tax consequences of ownership of shares in the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty). Recently enacted legislation would allow the Fund to designate certain interest income and short-term capital gain as free from 30% withholding when paid to non-U.S. investors if applicable requirements are met. It cannot be predicted whether the Fund will make these designations. Such non-U.S. investors would generally be exempt from U.S. Federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends (but not short-term capital gains), and amounts retained by the Fund that are designated as undistributed capital gains (but not short-term capital gains).

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or subject to withholding at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; STATE AND LOCAL TAX CONSIDERATIONS

The foregoing general discussions of U.S. Federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

OTHER INFORMATION

THE TRUST AND ITS SHAREHOLDERS


Currently, the Fund offers Institutional Shares. Each class of Institutional Shares and Service Shares has a different distribution arrangement. Also, to the extent one class bears expenses different from the other class, the amount of dividends and other distributions it receives, and its performance, will differ. Shareholders of one class have the same voting rights as shareholders of the other class, except that separate votes are taken by each class of the Fund if the interests of one class differ from the interests of the other.


Delaware laws provide that shareholders shall be entitled to the same limitations on personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Declaration of Trust also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitations of liability was in effect and the Fund is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Fund capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Declaration of Trust, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

FINANCIAL STATEMENTS


The Fund's financial statements for the fiscal year ended October 31, 2004 are hereby incorporated by reference into this Statement of Additional Information from the Fund's Annual Report filed with the SEC on December 30, 2004 (accession number: 0000950135-04-005933). The Fund's Annual Report can be obtained without charge by calling the Fund at (866) WCM-FUND.

APPENDIX A

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") - LONG TERM DEBT RATINGS. The following is a description of Moody's debt instrument ratings.

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than that of the Aaa securities.

         A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATING GROUP ("S&P"). S&P's ratings are based, in varying degrees, on the following considerations: (i) the likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) the nature of and provisions of the obligation; and (iii) the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               o    Leading market positions in well-established industries.

               o    High rates of return on funds employed.

               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are deemed with a plus sign (+) designation.

         A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 - This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 - Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

APPENDIX B


                        WILLIAMS CAPITAL MANAGEMENT TRUST



                       PROXY VOTING POLICY AND PROCEDURES



The Board of Trustees of Williams Capital Management Trust (the "Trust") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Trust's investment portfolios (each, a "Fund," collectively, the "Funds"):


I.       POLICY

It is the policy of the Board of Trustees of the Trust (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Williams Capital Management, LLC (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner substantially consistent with the policies of the Adviser and then ensure such proxies are voted on a timely basis.

II.      FIDUCIARY DUTY


The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Trust. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders.

III.     PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

         A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

         B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.


IV.      REVOCATION


---------
(1) As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which could potentially compromise the Adviser's independence of judgment and action with respect to the voting of the proxy.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.       ANNUAL FILING

The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

VI.      DISCLOSURES

         A. The Trust shall include in its registration statement:

                  1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

                  2. A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.

         B. The Trust shall include in its annual and semi-annual reports to shareholders:

                  1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

                  2. A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

VII.     REVIEW OF POLICY.

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

----------
(2) The Trust must file its first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004

APPENDIX C

                        WILLIAMS CAPITAL MANAGEMENT, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

I.        TYPES OF ACCOUNTS FOR WHICH WCM VOTES PROXIES

          Williams Capital Management LLC ("WCM") votes proxies as follows: (i) for each client that has specifically authorized us to vote them in the investment management contract or otherwise; (ii) and for each fund for which we act as adviser with the power to vote proxies.


II.       GENERAL GUIDELINES


          In voting proxies, WCM is guided by general fiduciary principles. WCM's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. WCM attempts to consider all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.


III.      HOW WCM VOTES


          Generally, WCM divides proxies into routine matters and non-recurring or extraordinary matters. It is WCM's general policy, absent a particular reason to the contrary, to vote with management's recommendations on routine matters. For non-recurring extraordinary matters, WCM votes on a case-by-case basis, generally following the policies for such matters detailed below. If there is a non-recurring extraordinary matter for which there is no policy detailed below, WCM votes on a case-by-case basis in accordance with the General Guidelines set forth above in Section II. WCM divides issues into eleven categories listed below in Section V. In the event the shares that are the subject of a proxy vote are subject to a voting (or similar) agreement, such agreement shall supercede these policies and WCM shall vote the relevant shares in accordance with such agreement.


IV.       CONFLICTS OF INTEREST


          In furtherance of WCM's goal to vote proxies in the best interests of clients, WCM follows procedures designed to identify and address material conflicts that may arise between WCM's interests and those of its clients before voting proxies on behalf of such clients.


(1)       Procedures for Identifying Conflicts of Interest.

          WCM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

     A. WCM employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of WCM with respect to voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of WCM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of WCM's Compliance Officer.


     B. As noted in Section IV(2) below, WCM is deemed to have a material conflict of interest in voting proxies relating to issuers that are clients of WCM and that have historically accounted for or are projected to account for greater than 1% of WCM's annual revenues.

     C. WCM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in Section IV(2) below.


(2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

     A. All conflicts of interest identified pursuant to the procedures outlined in Section IV(1) above must be brought to the attention of WCM's Compliance Officer for resolution.

     B. WCM's Compliance Officer will work with appropriate WCM personnel to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence WCM's decision- making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy has a client relationship with WCM of the type described in
          Section IV (1) B, above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. WCM's Compliance Officer shall maintain a written record of all materiality determinations.

     C. If it is determined that a conflict of interest is not material, WCM may vote proxies notwithstanding the existence of the conflict.

     D. If it is determined that a conflict of interest is material, WCM's Compliance Officer will work with appropriate WCM personnel to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

          o disclosing the conflict to clients and obtaining their consent before voting;

          o suggesting to clients that they engage another party to vote the proxy on their behalf;

          o engage a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

          o such other method as is deemed appropriate under the circumstances given the nature of the conflict.

V.        VOTING POLICY

          WCM analyzes each proxy individually. The policy guidelines below represent WCM's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. These policy guidelines can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account for which shares are being voted.


(1)  Election of Directors

     A.   Voting on Director Nominees in Uncontested Elections.

          We vote for director nominees.

     B.   Chairman and CEO is the Same Person.

          We vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

     C.   Majority of Independent Directors

          1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. In determining whether an independent director is truly independent (e.g., when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following:
               (i) whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year and received compensation therefor; (ii) whether the director has any transactional relationship with the company;
               (iii) whether the director is a significant customer or supplier of the company; (iv) whether the director is employed by a foundation or university that received grants or endowments from the company or its affiliates; and (v) whether there are interlocking directorships.

          2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     D.   Stock Ownership Requirements

          We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

     E.   Term of Office

          We vote against shareholder proposals to limit the tenure of independent directors.

     F.   Director and Officer Indemnification and Liability Protection

          1. Subject to subparagraphs 2 and 3 below, we vote for proposals concerning director and officer indemnification and liability protection.

     2. We vote on a case-by-case basis for proposals to limit, and against proposals to eliminate entirely, director and officer liability for monetary damages for violating the duty of care.

     3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     G.   Charitable Contributions

          We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

     H.   Mandatory Retirement Ages

          We vote on a case-by-case basis for proposals to set mandatory retirement ages prior to age 80 for directors. We vote for proposals to set a mandatory retirement age of 80 for directors.

(2)  Proxy Contests

     A.   Voting for Director Nominees in Contested Elections

          We vote on a case-by-case basis in contested elections of directors.

     B.   Reimburse Proxy Solicitation Expenses

          We vote on a case-by-case basis against proposals to provide full reimbursement for dissidents waging a proxy contest.

(3)  Auditors

     A.   Ratifying Auditors

          We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit and audit-related services and such other non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

(4)  Proxy Contest Defenses

     A.   Board Structure: Staggered vs. Annual Elections

               1.   We vote against proposals to classify the board.

               2. We vote for proposals to repeal classified boards and to elect all directors annually.

     B.   Shareholder Ability to Remove Directors

               1. We vote against proposals that provide that directors may be removed only for cause.

               2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

               3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

               4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

     C.   Cumulative Voting

               1.   We vote against proposals to eliminate cumulative voting.

               2. We vote for proposals to permit cumulative voting if there is an indication of a gap in the company's corporate governance.

     D.   Shareholder Ability to Call Special Meetings

               1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

               2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     E.   Shareholder Ability to Act by Written Consent

               1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

               2. We vote for proposals to allow or make easier shareholder action by written consent.

     F.   Shareholder Ability to Alter the Size of the Board

               1. We vote for proposals that seek to fix the size of the board.

               2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

(5)  Tender Offer Defenses

     A.   Poison Pills

               1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

               2. We vote on a case-by-case basis for shareholder proposals to redeem a company's poison pill.

               3. We vote on a case-by-case basis on management proposals to ratify a poison pill.

     B.   Fair Price Provisions

               1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

               2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     C.   Greenmail

               1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

               2. We vote on a case-by-case basis for anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     D.   Unequal Voting Rights

               1.   We vote against dual class exchange offers.

               2.   We vote against dual class re-capitalization.

     E.   Supermajority Shareholder Vote Requirement to Amend the Charter or
          Bylaws

               1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

               2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     F.   Supermajority Shareholder Vote Requirement to Approve Mergers

               1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

               2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

     G.   White Squire Placements

          We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)  Miscellaneous Governance Provisions

     A.   Confidential Voting

               1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election.

               2. We vote for management proposals to adopt confidential voting.

     B.   Equal Access

          We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     C.   Bundled Proposals

          We vote on a case-by-case basis for bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

     D.   Shareholder Advisory Committees

          We vote on a case-by-case basis for proposals to establish a shareholder advisory committee.

(7)  Capital Structure

     A.   Common Stock Authorization

               1. We vote on a case-by-case basis for proposals to increase the number of shares of common stock authorized for issue, except as described below.

               2. We vote for proposals to increase the number of authorized shares if the company meets certain criteria:

                    a) Company has already issued a certain percentage (i.e., greater than 50%) of the company's allotment.

                    b) The proposed increase is reasonable (i.e., less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

     B.   Stock Distributions: Splits and Dividends

          We vote on a case-by-case basis for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

     C.   Reverse Stock Splits

          We vote on a case-by-case basis for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

     D.   Blank Check Preferred Stock Authorization

          We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

     E.   Shareholder Proposals Regarding Blank Check Preferred Stock

          We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

     F.   Adjust Par Value of Common Stock

          We vote for management proposals to reduce the par value of common stock.

     G.   Pre-emptive Rights

               1. We vote on a case-by-case basis for shareholder proposals seeking to establish preemptive rights and consider the following factors:

                    a)   size of the company;

                    b) the size of the holding (holder owning more than 1% of the outstanding shares); and,

                    c) percentage of the rights offering (rule of thumb less than 5%).

               2. We vote on a case-by-case basis against shareholder proposals seeking the elimination of pre-emptive rights.

     H.   Debt Restructuring

          We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

     I.   Share Repurchase Programs

          We vote for management proposals to institute open- market share repurchase plans in which all shareholders may participate on equal terms.

(8)  Executive and Director Compensation

     In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

     A.   Shareholder Proposals to Limit Executive and Director Pay

               1. We vote for shareholder proposals that seek additional disclosure of executive and director pay information.

               2. We vote on a case-by-case basis for shareholder proposals that seek to limit executive and director pay. We have a policy of voting to limit the level of options and other equity-based compensation arrangements available to management to limit shareholder dilution and management overcompensation. We would vote against any proposals or amendments that would cause the available awards to exceed a threshold of 10% of outstanding fully diluted shares, i.e., if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans exceeds 10% of fully diluted shares. We also review the annual award as a percentage of fully diluted shares outstanding.

     B.   Golden Parachutes

               1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

               2. We vote on a case-by-case basis on proposals to ratify or cancel golden parachutes.

     C.   Employee Stock Ownership Plans (ESOPs)

          We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

     D.   401(k) Employee Benefit Plans

          We vote for proposals to implement a 401(k) savings plan for employees.

(9)  State/Country of Incorporation

     A.   Voting on State Takeover Statutes

          We vote on a case-by-case basis for proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

     B.   Voting on Re-incorporation Proposals

          We vote on a case-by-case basis for proposals to change a company's state or country of incorporation.

(10) Mergers and Corporate Restructuring

     A.   Mergers and Acquisitions

          We vote on a case-by-case basis for mergers and acquisitions.

     B.   Corporate Restructuring

          We vote on a case-by-case basis for corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

     C.   Spin-offs

          We vote on a case-by-case basis for spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     D.   Asset Sales

          We vote on a case-by-case basis for asset sales.

     E.   Liquidations

          We vote on a case-by-case basis for liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     F.   Appraisal Rights

          We vote for proposals to restore, or provide shareholders with, rights of appraisal.

     G.   Changing Corporate Name

          We vote on a case-by-case basis for changing the corporate name.

(11) Social and Environmental Issues

     In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

          1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

          2.   the percentage of sales, assets and earnings affected;

          3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

          4. whether the issues presented should be dealt with through government or company-specific action;

          5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

          6. whether the company's analysis and voting recommendation to shareholders is persuasive;

          7.   what other companies have done in response to the issue;

          8.   whether the proposal itself is well framed and reasonable;

          9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

          10. whether the subject of the proposal is best left to the discretion of the board.

The voting policy guidelines set forth in this Section V may be changed from time to time by WCM in its sole discretion.


VI.       RECORD KEEPING AND OVERSIGHT

     WCM shall maintain the following records relating to proxy voting:

     o    a copy of these policies and procedures;

     o    a copy of each proxy form (as voted);

     o a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

     o documentation relating to the identification and resolution of conflicts of interest;

     o any documents created by WCM that were material to a proxy voting decision or that memorialized the basis for that decision; and

     o a copy of each written client request for information on how WCM voted proxies on behalf of the client, and a copy of any written response by WCM to any (written or oral) client request for information on how WCM voted proxies on behalf of the requesting client.

     Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in WCM's office.

     In addition, with respect to proxy voting records for Williams Capital Management Trust or any other fund registered under the Investment Company Act of 1940, WCM shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

     In lieu of keeping copies of proxy statements, WCM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

                               -----------------

          These Proxy Voting Policies and Procedures will be reviewed on an annual basis.

                        WILLIAMS CAPITAL MANAGEMENT TRUST
                                  (THE "TRUST")

                           PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

         (a)      Declaration of Trust (see Note A).

         (b)      By-Laws (see Note B).

         (c)      Not Applicable.


         (d) Investment Advisory Agreement between the Trust and Williams Capital Management, LLC is filed herewith.


         (e)      (1)      Distribution Agreement between the Trust and ALPS
                           Distributors, Inc. (see Note C).


                  (2)      Form of Selling Agreement (see Note C).


         (f)      Not Applicable.


         (g) Custody Agreement between the Trust and the Bank of New York is filed herewith.



         (h) Master Services Agreement between the Trust and BISY Fund Services Ohio, Inc. is filed herewith.


         (i)      Opinion of counsel (see Note B).


         (j)      (1)      Consent of Pricewaterhouse Coopers LLP is filed
                           herewith.



                  (2)      Consent of Tait, Weller & Baker is filed herewith.



                  (3) Powers of Attorney for Christoper J. Williams, Dail St. Claire, John E. Hull, Desmond G. FitzGerald, Marc
                           P. Weill and Brian J. Heidtke is filed herewith (See Note D).


         (k)      Not Applicable.

         (l)      Not Applicable.

         (m)      (1)      Plan of Distribution Pursuant to Rule 12b-1 (see
                           Note B).

                  (2)      Shareholder Servicing Plan (see Note B).

         (n)      Rule 18f-3 Plan (see Note B).


         (p)      (1)      Code of Ethics of the Trust and Williams Capital
                           Management, LLC filed herewith.


                  (2)      Code of Ethics of ALPS Distributors, Inc. (see
                           Note B).

NOTE A: Filed as an exhibit to Registrant's Registration Statement, File Nos. 333-98485; 811-21186, on August 21, 2002, and is incorporated herein by reference.

NOTE B: Filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement, File Nos. 333-98485; 811-21186, on January 10, 2003, and is incorporated herein by reference.

NOTE C: Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant's Registartion Statement, File Nos. 333-98485; 811-21186, on February 27, 2004, and is incorporated herein by reference.


NOTE D: Filed as an exhibit to Post-Effective Amendment No. 2 to Registrant's Registration Statement, File Nos. 333-98485; 811-21186, on December 30, 2004, and is incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH TRUST.

         Not Applicable.

ITEM 25. INDEMNIFICATION

         Article V, Section 5.2 of the Trust's Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such Person was not liable by reason of such conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in

         Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification. All payments shall be made in compliance with Section 17(h) of the 1940 Act.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust by the Trust pursuant to the Trust's Declaration of Trust, its By-Laws or otherwise, the Trust is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by Trustees, officers or controlling persons of the Trust in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with shares being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

         The Trust intends to obtain insurance coverage for its Trustees and officers.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Williams Capital Management, LLC serves as the investment adviser of the Trust (the "Adviser") and institutional and retail investors. The principal executive officers of the Adviser are:

         Name                                Position with Adviser
         ----                                ---------------------
         Christopher J. Williams             Chairman and Chief Executive Officer
         Dail St. Claire                     Managing Director

         For further information relating to the Adviser's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Williams Capital Management, LLC, SEC File No. 801-60920.

ITEM 27. PRINCIPAL UNDERWRITERS.

         (a) The sole principal underwriter for the Trust is ALPS Distributors, Inc. which acts as distributor for the Trust and the following other funds: Westcore Trust, Financial Investors Trust, First Funds, Firsthand Funds, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, DIAMONDS Trust, Nasdaq-100 Trust, BLDRS Index Funds Trust, Powershares Exchange Traded Fund Trust, Ameristock Mutual Fund, Inc., Davis Park Series Trust, Financial Investors Variable Insurance Trust,

                  Accessor Funds, Inc., W.P. Stewart & Co. Growth Fund, Inc., Wasatch Funds, Inc., Drake Funds, Agile Funds, Milestone Funds and State Street Institutional Investment Trust.


         (b) To the best of Trust's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for the Trust, are as follows:


 Name and Principal                                                          Positions and Offices with
 Business Address*                    Positions and Offices with Registrant  Underwriter
 -----------------                    -------------------------------------  --------------------------
 W. Robert Alexander                  None                                   Chairman and Chief Executive
                                                                             Officer

 Thomas A. Carter                     None                                   Managing Director and Treasurer

 Edmund J. Burke                      None                                   President and Director

 Jeremy O. May                        None                                   Managing Director and Secretary

 Robert Szydlowski                    None                                   Chief Technology Officer

 Rick A. Pederson                     None                                   Director

 Dan Dolan                            None                                   Director of Wealth Management-Select
                                                                             Sector SPDR Trust


----------
* All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.

(c) Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The account books and other documents required to be maintained by Trust pursuant to Section 31(a) of the 1940 Act and the rules thereunder will be maintained at the offices of:

         Williams Capital Management, LLC (Investment Adviser) 650 Fifth Avenue, 11th floor, New York, NY 10019


         BYSIS Fund Services Ohio, Inc. (Administrator, Transfer Agent and Dividend Disbursing Agent)
         3435 Stelzer Rd.
         Columbus, Ohio 43219



         Bank of New York (Custodian)
         One Wall Street
         New York, New York 10286


         ALPS Distributors, Inc.
         1625 Broadway
         Suite 2200
         Denver, CO 80202

ITEM 29. MANAGEMENT SERVICES

         The Trust has no management related service contract which is not discussed in Part A or Part B of this form.

ITEM 30. UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York City, and the State of New York on the 25th day of February, 2005.


WILLIAM CAPITAL MANAGEMENT TRUST

By: /s/Christopher J. Williams
    -------------------------------------------
    Christopher J. Williams
    Chairman, Williams Capital Management Trust


                                   SIGNATURES


         Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed by the following persons in the capacities stated and on the 25th day of February, 2005.


SIGNATURES                                  TITLE
----------                                  -----
/s/Christopher J. Williams                  Trustee, Chairman of the Fund and Treasurer
---------------------------
Christopher J. Williams

/s/Dail St. Claire                          Trustee, President and Secretary
---------------------------
Dail St. Claire

/s/John E. Hull*                            Trustee
---------------------------
John E. Hull

/s/Desmond G. FitzGerald*                   Trustee
---------------------------
Desmond G. FitzGerald

/s/Brian J. Heidtke*                        Trustee
---------------------------
Brian J. Heidtke

/s/Marc P. Weill*                           Trustee
---------------------------
Marc P. Weill


*By: /s/Frank P. Bruno
     ------------------------------------------
     Frank P. Bruno
     as Attorney-in-Fact pursuant to Power of Attorney

                                  EXHIBIT LIST


    EXHIBIT NO.                             DESCRIPTION
    -----------                             -----------
(d)                  Investment Advisory Agreement between the Trust and Williams Capital
                     Management, LLC

(g)                  Custody Agreement between the Trust and Bank of New York

(h)                  Master Services Agreement between the Trust and BISYS Fund Services
                     Ohio, Inc.

(j)(1)               Consent of Pricewaterhouse Coopers LLP

(j)(2)               Consent of Tait, Weller & Baker.

(p)(1)               Code of Ethics for the Trust and Williams Capital Management, LLC